IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN CALIFORNIA AMT-FREE MUNICIPAL INCOME FUND (NKX) AND NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU, NCU PRC) (EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

FEBRUARY 3, 2014

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares or MuniFund Term Preferred Shares (“MTP Shares”) of a Fund in connection with the annual shareholder meetings of the Funds. The following proposals will be considered:

—	the election of members of each Fund’s Board of Trustees (each, a “Board” or the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus); and

—	the reorganization of Nuveen California Premium Income Municipal Fund (the “Target Fund”) into Nuveen California AMT-Free Municipal Income Fund (the “Acquiring Fund”) (the “Reorganization”).

Proposals Regarding the Reorganization

Q.	What actions has each Fund’s Board approved?

A.	The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each Fund, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of the Target Fund into the Acquiring Fund.

Q.	Why has each Fund’s Board recommended this proposal?

A.

Each Fund’s Board has determined that the Reorganization would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and the Target Fund have similar investment objectives, policies and risks, comparable portfolio compositions and are managed by the same portfolio manager. In light of these similarities, the proposed Reorganization is intended to reduce fund redundancies and create a single, larger state fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganization also is intended to result in lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganization) due to economies of scale resulting from the larger size of the combined fund and to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. Although the anticipated total annual operating expenses per common share of the combined fund (including the costs of leverage) are expected to be higher for shareholders of the Acquiring Fund (as shareholders of the combined fund following the Reorganization), the Funds’ investment adviser believes that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

Q.	What are the potential benefits of the Reorganization to common shareholders?

A.	The investment adviser to the Funds and/or each Fund’s Board believe that the proposed Reorganization is expected to offer the following potential benefits to common shareholders of the Funds:

—

Lower total annual fees and expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganization) from the availability of lower breakpoints in the applicable fee schedule as the combined fund’s size results in a lower effective management fee rate based on managed assets and allows greater economies of scale, as fixed operating expenses can be spread over a larger asset base. As stated above, the anticipated total annual operating expenses per common share of the combined fund (including the costs of leverage) are expected to be higher for shareholders of the Acquiring Fund (as shareholders of the combined fund following the Reorganization) due to differences in the cost and type of leverage currently employed by each Fund.

—

Improved secondary market trading for common shares as the combined fund’s greater share volume is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. The potential for higher common share net earnings from increased operating economies of scale may increase investor interest in the combined fund, and, in turn, may result in increased market liquidity. In addition, Target Fund common shareholders may experience improved secondary market trading following the Reorganization (as shareholders of the combined fund) due to the nature of the Acquiring Fund’s investment objectives of investing primarily in municipal securities exempt from the federal alternative minimum tax applicable to individuals (the “AMT”), in addition to regular federal and California income taxes, as the AMT feature of the objectives, which is not currently in place with respect to the Target Fund, may appeal to a broader group of investors.

—

Increased flexibility in managing the structure and costs of leverage over time, for example, by enabling the larger combined fund to simultaneously employ, or modify allocations between, fixed rate and floating rate issues as issues mature and/or as the investment adviser’s market outlook changes. In contrast, a smaller stand-alone fund would likely be limited to employing one type of leverage and to smaller issues.

Q.	How will preferred shareholders be affected by the Reorganization?

A.

The Acquiring Fund has four series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus and these shares will remain outstanding following the Reorganization. The Target Fund has one series of MTP Shares outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. Upon the closing of the Reorganization, holders of Target Fund MTP Shares will receive, on a one-for-one basis, newly issued MTP Shares of the Acquiring Fund having substantially identical terms, as of the closing of the Reorganization, as the MTP Shares of the Target Fund exchanged therefor. The Acquiring Fund MTP Shares to be issued to the Target Fund will rank on a parity with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Preferred shareholders of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization.

Q.	Will the Reorganization impact Fund distributions to common shareholders?

A.	The Reorganization is not expected to adversely impact distributions to common shareholders and is expected to result in the same or higher distribution rate for common shareholders of each Fund (as common shareholders of the combined fund following the Reorganization), with higher distribution rates, if any, resulting from the potential increase in earnings from lower fees and operating expenses per common share (excluding the costs of leverage).

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	Yes. The Funds have similar investment objectives, policies and risks, and are managed by the same portfolio manager. Each Fund emphasizes: (i) investment in tax-exempt municipal securities providing current income exempt from regular federal and California income taxes and, with respect to the Acquiring Fund only, from the AMT; and (ii) the enhancement of portfolio value relative to the municipal bond market through investment in tax-exempt municipal securities that, in the opinion of the Fund’s investment adviser and/or sub-adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. Each Fund also emphasizes investments in investment-grade municipal securities. Because the Acquiring Fund seeks income exempt from the AMT, it does not have the flexibility to invest to any significant degree in certain types of municipal securities, such as certain private activity bonds. As of December 31, 2013, the percentage of total investments invested in debt securities subject to the AMT for each of the Acquiring Fund and the Target Fund was 0.00% and 1.54%, respectively. Each Fund is a diversified, closed-end management investment company and currently engages in leverage through the issuance of preferred shares and the use of inverse floating rate securities.

Q.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganization?

A.	Shareholders of the Target Fund will be asked to vote on an Agreement and Plan of Reorganization, with common shareholders and preferred shareholders voting together as a single class and preferred shareholders also voting separately. In addition, preferred shareholders of the Acquiring Fund will be asked to vote on the Agreement and Plan of Reorganization.

Q.	Will shareholders of the Target Fund receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of the Target Fund held as of the close of trading on the business day immediately prior to the closing of the Reorganization. Fractional shares will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of Target Fund MTP Shares will receive, on a one-for-one basis, newly issued MTP Shares of the Acquiring Fund having substantially identical terms, as of the closing of the Reorganization, as the MTP Shares of the Target Fund exchanged therefor.

Current shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund following the Reorganization. Common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of the Acquiring Fund, or Target Fund, respectively, prior to the Reorganization.

Q.	Does the Reorganization constitute a taxable event for the Target Fund’s shareholders?

A.

No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares (as described above). Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that Target Fund portfolio securities are sold in connection with the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. While the Target Fund is expected to dispose of certain securities subject to the AMT prior to the closing of the Reorganization, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

Q.	What will happen if the required shareholder approvals in connection with the Reorganization are not obtained?

A.	Because the closing of the Reorganization is contingent on each of the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) its other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of such Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?

A.	Yes. Common shareholders will indirectly bear the costs of the Reorganization. Preferred shareholders will not bear any costs of the Reorganization. The total costs of the Reorganization are estimated to be $590,000 and will be reflected in each Fund’s net asset value prior to the closing of the Reorganization. Whether or not the Reorganization is consummated, the estimated allocation of the costs between the Funds will be as follows: $15,000 (0.00%) for the Acquiring Fund and $575,000 (0.64%) for the Target Fund (percentages are based on average net assets applicable to common shares for the twelve (12) months ended February 28, 2013). The allocation of the estimated costs of the Reorganization between the Funds is based on the relative expected benefits of the Reorganization comprised of forecasted cost savings (excluding the costs of leverage) and distribution increases, if any, to each Fund during the first year following the Reorganization. The Reorganization is expected to result in cost savings (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganization) and the potential for increased distributions over time for the common shareholders of each Fund in their capacity as common shareholders of the combined fund following the Reorganization. Distribution increases, if any, would be realized following the recoupment of the Reorganization expenses.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could be applicable as a result of the Reorganization. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees for corporate actions should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganization?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about April 7, 2014 or as soon thereafter as practicable.

Q.	How does each Fund’s Board recommend that I vote on the Reorganization?

A.	After careful consideration, each Fund’s Board has determined that the Reorganization is in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (888) 456-7566 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

FEBRUARY 3, 2014

NUVEEN CALIFORNIA AMT-FREE MUNICIPAL INCOME FUND (NKX) AND NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU, NCU PRC) (EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2014

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen California AMT-Free Municipal Income Fund (“AMT-Free” or the “Acquiring Fund”) and Nuveen California Premium Income Municipal Fund (“Premium Income” or the “Target Fund”) will be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, February 24, 2014, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Board Members.

For each Fund:

(a)	Three (3) Class I Board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Stockdale, Stone and Stringer are nominees for election by all shareholders.

(b)	Two (2) Board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by holders of preferred shares.

2.	Agreement and Plan of Reorganization. The shareholders of each Fund voting as set forth below, for an Agreement and Plan of Reorganization pursuant to which the Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

For the Acquiring Fund:

(a)	The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

For the Target Fund:

(a)	The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

(b)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

3.	Amendment and Restatement of Statements Establishing and Fixing the Rights and Preferences of the Variable Rate Demand Preferred Shares of the Acquiring Fund.

For the Acquiring Fund:

The preferred shareholders, voting separately by series, to approve the amendment and restatement of the respective Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares of the applicable series of Variable Rate Demand Preferred Shares of the Acquiring Fund.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on December 26, 2013 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN CALIFORNIA AMT-FREE MUNICIPAL INCOME FUND (NKX)

AND

NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU, NCU PRC)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

FEBRUARY 3, 2014

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of Nuveen California AMT-Free Municipal Income Fund (“AMT-Free” or the “Acquiring Fund”) and the common shareholders and preferred shareholders of Nuveen California Premium Income Municipal Fund (“Premium Income” or the “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”) for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, February 24, 2014, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and together, the “Annual Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about February 5, 2014. Shareholders of record of the Funds as of the close of business on December 26, 2013 are entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy also can be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Fund for which the votes of common shareholders and preferred shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus and which shareholders are solicited to vote with respect to each matter.

Matter		Common Shares	Preferred Shares
For Shareholders of the Acquiring Fund,

1(a)	the common and preferred shareholders voting together as a single class to elect three (3) Class I Board Members,	X	X*

1(b)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X*

2(a)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization,	—	X*

3	the preferred shareholders, voting separately by series, to approve the amendment and restatement of the Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares of the applicable series.	—	X*

For Shareholders of the Target Fund,

1(a)	the common and preferred shareholders voting together as a single class to elect three (3) Class I Board Members,	X	X

1(b)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X

2(a)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization,	__	X

2(b)	the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.	X	X

*	The Acquiring Fund is separately soliciting holders of its Variable Rate Demand Preferred Shares (“VRDP Shares”) through a separate proxy statement and not through this Joint Proxy Statement/Prospectus on each of the foregoing proposals that requires preferred shareholders to vote together with common shareholders as a single class or preferred shareholders to vote separately.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of two Board Member nominees to be elected by holders of preferred shares of each Fund, 33 1/3% of the preferred shares entitled to vote, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Those persons who were shareholders of record at the close of business on December 26, 2013 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of December 26, 2013, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	VRDP Shares(2)	MTP Shares(3)
Acquiring Fund (NKX)	41,843,761	2,916	—
Target Fund (NCU)	5,732,845	—	3,525,000

(1)	The common shares of the Acquiring Fund and the Target Fund are listed on the New York Stock Exchange (“NYSE”) and NYSE MKT (formerly NYSE Amex), respectively. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.
(2)	The Acquiring Fund has four series of VRDP Shares outstanding as of the date of this Joint Proxy Statement/Prospectus. The VRDP Shares of the Acquiring Fund are not listed on any exchange.
(3)	The Target Fund has one series of MuniFund Term Preferred Shares (“MTP Shares”) outstanding as of the date of this Joint Proxy Statement/Prospectus. The MTP Shares of the Target Fund are listed on the NYSE and have the ticker symbol NCU PrC. Upon the closing of the Reorganization, it is expected that the MTP Shares of the Acquiring Fund will be listed on the NYSE.

The proposed reorganization seeks to combine two Funds that have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds. The Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued MTP Shares, with a par value of $0.01 per share and a liquidation preference of $10 per share, of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund MTP Shares received by the Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law (the “Reorganization”). The aggregate net asset value of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time (as defined in the Agreement and Plan of Reorganization). Prior to the Valuation Time, the net asset value of the Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganization borne by each Fund. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. Holders of Target Fund MTP Shares will receive the same number of Acquiring Fund MTP Shares, having substantially identical terms as the outstanding Target Fund MTP Shares held by such holders immediately prior to the closing of the Reorganization. The aggregate liquidation preference of the Acquiring Fund MTP Shares received in connection with the Reorganization will equal the aggregate liquidation preference of the Target Fund MTP Shares held immediately prior to the closing of the Reorganization.

The preferred shares of the Acquiring Fund to be issued in connection with the Reorganization will have equal priority with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganization, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The Reorganization is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common shares and preferred shares, voting together as a single class, and by the affirmative vote of a majority of each Fund’s outstanding preferred shares, voting separately.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to outstanding VRDP Shares. Because the closing of the Reorganization is contingent on each of the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares and MTP Shares, 2.00% Series 2015 of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganization, dated February 3, 2014 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended February 28, 2013;

(iii)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Fund’s Annual Report for the fiscal year ended February 28, 2013;

(iv)	the unaudited financial statements for the Acquiring Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended August 31, 2013; and

(v)	the unaudited financial statements for the Target Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended August 31, 2013.

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares and MTP Shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund and the Target Fund are listed on the NYSE and the NYSE MKT, respectively. The MTP Shares of the Target Fund are listed on the NYSE. The VRDP Shares of the Acquiring Fund are not listed on any exchange. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE and the MTP Shares of the Acquiring Fund will be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares and MTP Shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

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JOINT PROXY STATEMENT/PROSPECTUS

FEBRUARY 3, 2014

NUVEEN CALIFORNIA AMT-FREE MUNICIPAL INCOME FUND (NKX) AND NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU, NCU PRC)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS (COMMON SHAREHOLDERS OF EACH FUND AND PREFERRED SHAREHOLDERS OF THE TARGET FUND)

Pursuant to the organizational documents of each Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares, voting separately, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

For each Fund:

a.	Three (3) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class, at this meeting, which although held in 2014, is considered to be the Fund’s 2013 annual shareholder meeting. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2016 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Bremner, Evans, Kundert, Nelson, Schreier and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members to serve for a term expiring at the 2014 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schreier have been designated as Class III Board Members to serve for a term expiring at the 2015 annual meeting of shareholders or until their successors have been duly elected and qualified.

b.	Two (2) Board Members are to be elected by holders of preferred shares, voting separately. Board Members Hunter and Schneider are nominees for election by holders of preferred shares to serve for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

Board Members Stockdale and Stone, each of whom are nominees for election by holders of common and preferred shares, were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010, and for the Target Fund, adjourned to January 6, 2011. Effective January 1, 2011, Ms. Stringer, who is a nominee for election by holders of common and preferred shares, was appointed as a Board Member for each Fund and designated as a Class I Board Member with respect to each Fund. Board Members Kundert and Toth were last elected to the Target Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011 and adjourned until December 16, 2011 and to the Acquiring Fund’s Board as Class II Board Members at the annual meeting held on February 24, 2012 and adjourned to March 30,

2012. Effective September 1, 2013, each of Messrs. Adams and Nelson were appointed as Board Members for each Fund and designated as Class II Board Members with respect to each Fund. Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 14, 2012. Effective September 1, 2013, Mr. Schreier was appointed as a Board Member for each Fund and designated as a Class III Board Member with respect to each Fund.

Board Members Hunter and Schneider, who are the nominees for election by the preferred shareholders, were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2012.

Other than Messrs. Adams and Schreier (for both Funds), each of the Board Members and Board Member nominees is not an “interested person” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

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The Board unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below as having an annual term or designated as a Class I Board Member.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board; Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	209	None

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1940	Board Member	Term: Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	209	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	209	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	209	Director (since 2004) of Xerox Corporation.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	209	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council , Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets – the Americas (2006-2007), CEO of Wholesale Banking – North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	209	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2013 Annual Shareholder Meeting Length of Service: Since 1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	209	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2013 Annual Shareholder Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	209	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	Term: Class I Board Member until 2013 Annual Shareholder Meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	209	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	209	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135	None

Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

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(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex. The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2013 also is set forth in Appendix C. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2013 is set forth in Appendix C. As of December 31, 2013, Board Members and executive officers as a group beneficially owned approximately 1,100,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan), and each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of December 31, 2013, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of such Fund. Information regarding beneficial owners of more than 5% of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Fund.”

Compensation

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting

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for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$5,241	$4,517	$4,274	$4,737	$—	$4,943	$2,518	$4,502	$4,274	$4,684
Target Fund	422	315	290	323	—	353	315	321	290	347
Total Compensation from Nuveen Funds Paid to Board Members(3)	$343,204	$262,670	$240,509	$267,712	$—	$284,299	$261,411	$263,100	$248,600	$298,475

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(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$717	$1,050	$—	$4,228	$—	$4,397	$1,545	$—	$—	$—
Target Fund	—	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2012 for services to the Nuveen open-end and closed-end funds advised by the Adviser.
(3)	Mr. Nelson was appointed as a Board Member of each Fund effective September 1, 2013 and was not a Board Member during the last fiscal year.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board, effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

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Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among

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other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix F. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives

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reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and

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backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix D. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications.    In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration

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(MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

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David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves as the Chairman of The Board of Trustees of Marian University, and is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Mid-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

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Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s

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Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman.    William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms.    For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares, each such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to his or her election or thereafter in each case when his or her respective successor is duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

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The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	209

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	103

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	209

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	209

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	209

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	209

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	209

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	209

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	209

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	209

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	209

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 15, 2014.

PROPOSAL NO. 2—REORGANIZATION OF THE TARGET FUND INTO THE ACQUIRING FUND (COMMON AND PREFERRED SHAREHOLDERS OF THE TARGET FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganization and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Reorganization

The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each Fund, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of the Target Fund into the Acquiring Fund. Each Board has determined that the proposed Reorganization would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and the Target Fund have similar investment objectives, policies and risks, and are managed by the same portfolio manager. The proposed Reorganization is intended to result in a lower effective management fee rate based on managed assets from the availability of lower breakpoints in the applicable fee schedule and lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganization) due to economies of scale resulting from the larger size of the combined fund. The proposed Reorganization also is intended to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies and liquidity providers with respect to the Acquiring Fund’s outstanding VRDP Shares. Because the closing of the Reorganization is contingent on each of the

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Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganization, see “Proposal No. 2—Information About the Reorganization—Reasons for the Reorganization.”

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund MTP Shares received in connection with the Reorganization by holders of the MTP Shares of the Target Fund will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized by common shareholders of the Target Fund with respect to any cash received in lieu of fractional Acquiring Fund common shares being distributed. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of the Target Fund are sold in connection with the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. While the Target Fund is expected to dispose of certain securities subject to the federal alternative minimum tax applicable to individuals (the “AMT”) prior to the closing of the Reorganization, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (less than 5% of the assets of the Target Fund).

Comparison of the Acquiring Fund and the Target Fund

General.    The Acquiring Fund and the Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	July 29, 2002	Massachusetts	business trust
Target Fund	February 10, 1993	Massachusetts	business trust

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Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	41,843,761	$0.01	None	None	NYSE
Target Fund	Unlimited	5,732,845	$0.01	None	None	NYSE MKT

(1)	As of December 26, 2013.

Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The Acquiring Fund currently has outstanding 2,916 VRDP Shares in four series: 355 Series 2 VRDP Shares, 427 Series 3 VRDP Shares, 1,090 Series 4 VRDP Shares and 1,044 Series 5 VRDP Shares. The issued and outstanding VRDP Shares of the Acquiring Fund have a par value of $0.01 per share and a liquidation preference of $100,000 per share and will remain outstanding following the completion of the Reorganization. The Target Fund currently has outstanding 3,525,000 2.00% Series 2015 MTP Shares with a par value of $0.01 per share, a liquidation preference of $10 per share and a total liquidation value of $35,250,000. VRDP Shares and MTP Shares are entitled to one vote per share. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganization will have equal priority with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganization, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The MTP Shares of the Acquiring Fund to be issued in connection with the Reorganization will have rights and preferences, including liquidation preferences, that are substantially identical to those of the outstanding Target Fund MTP Shares for which they are exchanged.

Investment Objectives and Policies.    The Funds have similar investment objectives and policies. The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal income tax, the AMT and California income tax. The secondary investment objective of the Acquiring Fund is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds the Fund’s investment adviser and/or sub-adviser believe are underrated or undervalued or that represent municipal market sectors that are undervalued. The Target Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income taxes and California personal income taxes, consistent with the Fund’s investment policies. The secondary investment objective of the Target Fund is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt California municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. With the exception of the AMT component of the Acquiring Fund’s investment objectives and certain immaterial wording differences, the investment objectives are consistent between the Funds.

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It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes. As a non-fundamental policy, the Acquiring Fund invests at least 80% of its Managed Assets in municipal securities and other related investments, the income from which also is exempt from the AMT. Because the Acquiring Fund seeks income exempt from the AMT, it does not have the flexibility to invest to any significant degree in certain types of municipal securities, such as certain private activity bonds.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating organizations (each, an “NRSRO” or collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or Nuveen Asset Management, LLC the sub-adviser to each Fund (“Nuveen Asset Management” or the “Sub-Adviser”). Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the research and analysis of the Adviser and/or the Sub-Adviser when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The

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ratings of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Reorganization SAI.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for the Target Fund) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares.

Each Fund will invest in California municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by a Fund may be shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. As of August 31, 2013, the average effective maturities of the portfolios of the Acquiring Fund and Target Fund were 20.44 and 18.53 years, respectively.

Each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured

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obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Each Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and California income taxes and, if the proportion of taxable investments exceeded 50% of a Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

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Credit Quality.    A comparison of the credit quality (as a percentage of total investment exposure to municipal bonds, which includes the leveraged effect of the Funds’ investments in tender option bond (“TOB”) trusts) of the respective portfolios of the Acquiring Fund and the Target Fund, as of August 31, 2013, is set forth in the table below.

Credit Rating(1)	Acquiring Fund(2)	Target Fund(2)	Combined Fund Pro Forma(3)
AAA/U.S. Guaranteed	8.1%	13.4%	8.8%
AA	43.5%	32.1%	42.1%
A	31.8%	34.4%	32.2%
BBB	4.8%	12.3%	5.8%
BB or lower	3.7%	2.1%	3.5%
N/R	4.9%	3.7%	4.7%

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB and lower are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.
(3)	Reflects the effect of the Reorganization.

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including, but not limited to, investments in futures, options and inverse floating rate securities, (b) bank borrowings, and (c) the issuance of preferred shares. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2013	2012	2011
Asset Coverage Ratio	323.39%	344.31%	312.66%
Regulatory Leverage Ratio(1)	30.92%	29.04%	31.98%
Effective Leverage Ratio(2)	35.91%	34.05%	37.23%

Target Fund	2013	2012	2011
Asset Coverage Ratio	359.11%	348.95%	310.71%
Regulatory Leverage Ratio(1)	27.85%	28.66%	32.18%
Effective Leverage Ratio(2)	35.35%	36.79%	40.74%

(1)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers.    The Acquiring Fund and Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has twelve (12) Board Members, two (2) of whom are “interested persons” (as defined in the

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1940 Act) and ten (10) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—The Election of Board Members.”

Investment Adviser.    Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $214.9 billion in assets under management as of September 30, 2013. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the Funds, pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will be compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Each Fund is dependent upon services and resources provided by the Adviser, the Sub-Adviser and, therefore, the Adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliates’ portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Funds under the Investment Management Agreements.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2014. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Independent Board Members, who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without

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penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level component, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of Managed Assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Fund-Level Fee Schedule for the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For managed assets over $2 billion	0.3750%

Fund-Level Fee Schedule for the Target Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For managed assets over $5 billion	0.3750%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided pursuant to the Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

The stated fee rates for the Acquiring Fund are lower at certain asset values than the fee rates of the Target Fund at the same asset levels. The effective fund-level fee rate as a percentage of average

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daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and the Target Fund due to the combination of the assets of the Funds and the combined fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduce the fee rate as the Acquiring Fund’s Managed Assets increase in size. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of September 30, 2013, the complex-level fee rate for each Fund was 0.1686%.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in TOB trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily “eligible” assets of all Nuveen-branded U.S. registered funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and the Sub-Advisory Agreement is included in the Fund’s Semi-Annual Report for the fiscal period ended August 31, 2013.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts

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and a portfolio manager that focuses on a specific group of funds. Scott R. Romans, Ph.D., is the portfolio manager of the Acquiring Fund and the Target Fund. Additional information regarding the portfolio manager’s compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Mr. Romans assumed portfolio management responsibility for both Funds in September 2003. Mr. Romans will manage the combined fund upon completion of the Reorganization.

Scott R. Romans, Ph.D., is a Senior Vice President of Nuveen Asset Management. He has direct responsibility for managing approximately $8.56 billion of securities in 22 Nuveen-sponsored investment companies as of September 30, 2013. He joined Nuveen Investments in 2000 as a senior analyst in the education sector. He has been a portfolio manager at Nuveen since 2003 and a Senior Vice President since 2011. Mr. Romans earned his undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology, Stuart School of Business, and an M.A. and Ph.D. from the University of Chicago.

Comparative Risk Information

Because the Funds have similar investment objectives and strategies, the principal risks of each Fund are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities, including credit risk, interest rate risk, income risk, municipal securities market risk, prepayment or extension risk, reinvestment risk and liquidity risk. Credit risk is the risk that an issuer may be unable or unwilling to make timely payments of interest or principal. Interest rate risk is the risk that changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Income risk is the risk that falling interest rates will cause a Fund’s income to decline. Municipal securities market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions and uncertainties related to the tax status of municipal securities or the rights of investors. Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, a Fund may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Fund (this is known as reinvestment risk). Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may decline because their interest rates are lower than current market rates and they remain outstanding longer than anticipated. Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund’s investments in thinly traded or illiquid securities may reduce the returns of the Fund because it may be unable to sell such securities at an advantageous time or price.

Each Fund also is subject to the risks associated with the use of inverse floating rate securities and the issuance of preferred shares, including leverage risk. Leverage exists when a Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

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Each Fund is also subject to the risk of concentrating its investments in a single state and is subject to the economic, political and other risks of investing in entities or securities associated with the State of California.

The principal risks of investing in the Acquiring Fund are described in more detail below. An investment in the Target Fund is also subject to each of these principal risks.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended February 28, 2013, and the pro-forma expenses for the 12 months ended February 28, 2013, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Target Fund	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.88%	0.91%	0.87%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(3)	0.59%	1.01%	0.65%
Other Expenses	0.17%	0.20%	0.17%

Total Annual Expenses	1.64%	2.12%	1.69%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Target Fund for the twelve (12) months ended February 28, 2013. Fees on Preferred Shares assume VRDP Shares’ annual liquidity and remarketing fees, as well as amortization of offering costs.
(2)	The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Combined Fund Pro Forma and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization. Combined Fund Pro Forma expenses do not include the expenses to be borne by the Funds in connection with the Reorganization, which are estimated to be $15,000 (0.00%) for the Acquiring Fund and $575,000 (0.64%) for the Target Fund. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended February 28, 2013.
(3)	Fees on Preferred Shares assume annual dividends paid, as well as the amortization of offering costs and annual liquidity and remarketing fees for VRDP Shares. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require each Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by a Fund as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower.

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Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$17	$52	$89	$194
Target Fund	$22	$66	$114	$245
Combined Fund Pro Forma	$17	$53	$92	$200

Comparative Performance Information

Comparative total return performance for the Funds for periods ended August 31, 2013:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	-8.51%	4.58%	5.32%	-15.78%	3.60%	4.76%
Target Fund	-6.38%	6.45%	5.97%	-10.44%	6.83%	5.96%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

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Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund and the Target Fund are described below. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganization.

General Risks of Investing in the Funds

Investment and Market Risk.    An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by a Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Market Conditions.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Funds. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity have reduced and may continue to reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities.

The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value.    The market price of shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Funds cannot predict whether their common shares will trade at, above or below net asset value. This

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characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view a Fund as a vehicle for trading purposes.

Credit and Below-Investment-Grade Risk.    Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of a Fund and its shareholders. Municipal securities of below-investment-grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in a Fund, compared with a portfolio consisting solely of investment-grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. The recent economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy slowly recovers from the recent economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers is likely to increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of

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lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on a Fund’s net asset value and the market value of its common shares. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, a Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, a Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on a Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Issuers of such below-investment-grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect a Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Each Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by a Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements,

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changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for a Fund, including where the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to a Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and the Funds’ investment performance may therefore be more dependent on the Adviser’s and/or the Sub-Adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade bonds in which the Funds may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which each Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow a Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

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Special Risks Related to Certain Municipal Obligations.    Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although each Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities and potentially reducing a Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing a Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Funds primarily invest in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Funds invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. The Funds’ use of leverage, as described herein, will tend to increase common share interest rate risk.

Concentration Risk.    Each Fund’s policy of investing in municipal securities of issuers located in California makes the Fund more susceptible to the adverse economic, political or regulatory occurrences affecting such issuers. The information set forth below and the related information in Appendix F to this Joint Proxy Statement/Prospectus is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not

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intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The two most recent California State budgets have resulted in modest surpluses. California has nonetheless experienced budget problems in prior years, which problems were driven in part by large fluctuations in its tax revenue and fixed spending obligations. Such fluctuations may occur again in future years and State fiscal leaders may again be challenged to address any resulting budget gaps. Other continued risks to the State’s long-term stability include pension liabilities, debt and increasing annual obligations, potential cost increases associated with the federal deficit, uncertainty regarding the cost of providing health care under the recent federal health care legislation and expenditure mandates.

California’s fiscal situation affects the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default, and also affects the risk that the prices of California municipal securities, and each Fund’s net asset value, will experience greater volatility. As of January 2014, California general obligation bonds were rated “A1” by Moody’s, and “A” by S&P and “A” by Fitch. These ratings are among the lowest of any of the 50 states. There can be no assurance that such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in a Fund’s portfolio.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by each Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by a Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

See Appendix F to this Joint Proxy Statement/Prospectus for a further discussion of factors affecting municipal securities in California.

Inverse Floating Rate Securities Risk.    Each Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third-party sponsor for the purpose of holding municipal bonds. See “Additional Information About the Investment Policies—Portfolio Investments—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal.

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Each Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the Adviser’s and/or the Sub-Adviser’s discretion, each Fund may enter into a separate shortfall and forbearance agreement with the third-party sponsor of a special purpose trust. Each Fund may enter into such recourse agreements: (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, a Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

Each Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which a Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, a Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

Each Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through a Fund’s investment in inverse floating rate securities will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by such Fund.

The amount of fees paid to the Adviser (which, in turn, pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when a Fund uses leverage because the fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or Sub-Adviser to leverage a Fund. As previously described, Managed Assets means the total assets of a Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to a Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which a Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that a Fund’s strategy of investing in inverse floating rate securities will be successful.

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Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Funds) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. A Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

—	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

—	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

—

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Funds seek to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Funds invest generally pay fixed rates of interest while the Funds’ costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, each Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, the Funds cannot assure you that the use of leverage will result in a higher yield or return to common shareholders. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and a Fund’s leverage costs fluctuate, a Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, a Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. A Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings, and/or the interest attributable of tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Funds also bear the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. To the extent that the Funds issue preferred shares with relatively short terms to redemption (e.g., MTP Shares), refinancing risk will increase. To the extent that a Fund issues preferred shares with a liquidity provider (e.g., VRDP shares), the Fund is subject to refinancing risk if a liquidity provider acquires VRDP Shares pursuant to its purchase obligation and holds them for six

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months of unsuccessful remarketings, triggering a mandatory redemption. Refinancing risk is the risk that the Fund is unable to replace existing leverage at all or on favorable terms. If the Fund is unable to replace its leverage upon a term redemption date or mandatory redemption of MTP Shares or VRDP Shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. Each Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. Neither the Acquiring Fund, under the respective statements of preferences with respect to VRDP Shares, nor the Target Fund, under the statement of preferences with respect to MTP Shares, is required to maintain any particular long-term ratings for the VRDP Shares or the MTP Shares, respectively, and each Fund may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for the VRDP Shares or MTP Shares, respectively, without replacement, in either case without the approval of holders of VRDP Shares or MTP Shares, respectively, or other shareholders of such Fund. A downgrade or termination of one or more ratings of a Fund’s preferred shares could result in higher dividend rates and result in a Fund redeeming the preferred shares at what might be an inopportune time in the market. These factors may result in reduced net earnings or returns to common shareholders. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. In addition, each Fund’s investments in leveraged investment companies magnify a Fund’s leverage risk.

As noted, the amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when a Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage a Fund.

Multiple Series Risk.    Following the Reorganization, the Acquiring Fund will have multiple series of preferred shares outstanding, including both VRDP Shares and MTP Shares. While the preferred shares issued by the Acquiring Fund in connection with the Reorganization will have equal priority with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends

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and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, there are some differences between the terms applicable to each series. To the extent that the terms of the various series differ with respect to required asset coverage levels, cure periods or other events affecting the dividend rate or mandatory or optional redemption terms applicable to such series, such events may impact one series of preferred shares differently than another series of preferred shares.

Insurance Risk.    Each Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of a Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by a Fund exceeded 50% of such Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

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The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by a Fund is normally not subject to regular federal or California income tax and, in the case of the Acquiring Fund, the AMT, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and California income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, a Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the Internal Revenue Service (the “IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s common shares and may affect a Fund’s net income. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of the dividends paid to preferred shareholders, and the real value of common shares and distributions, can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

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Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Derivatives Risk.    Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or the Sub-Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser and/or the Sub-Adviser incorrectly forecasts these and other factors, the investment performance of a Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments.

Each Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or the Sub-Adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments. See “—Counterparty Risk” and “—Hedging Risk” and the Reorganization SAI.

Hedging Risk.    Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    Each Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose a Fund to higher volatility in the market value of such securities and the possibility that a Fund’s long-term returns on such securities will be diminished.

Counterparty Risk.    Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and

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other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Income Risk.    A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing a Fund to reinvest in lower-yielding securities.

Reinvestment Risk.    Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.

Economic Sector Risk.    Each Fund may invest up to 25% of its net assets in municipal securities in any one industry or in any one state of origin. In addition, subject to the concentration limits of each Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If a Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that a Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition.

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Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Funds, the Adviser, the Sub-Adviser and/or Nuveen Investments. Absent an exemption from the SEC or other regulatory relief, a Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Potential Conflicts of Interest Risk.    The Adviser and Sub-Adviser each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Funds. For example, the Adviser and Sub-Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Funds. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, the Sub-Adviser may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. The Adviser and Sub-Adviser have each adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which the Adviser and Sub-Adviser address such conflicts, please see the Reorganization SAI.

Anti-Takeover Provisions.    Each Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Risks of Investing in MTP Shares

Interest Rate Risk.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares prior to the term redemption date. See “Description of MTP Shares to be Issued by the Acquiring Fund—Dividends and Dividend Periods.”

Ratings Risk.    There can be no assurance that one or more ratings agencies will not alter its or their ratings criteria resulting in downgrades, that a Fund will maintain any particular rating of preferred shares or that, if more than one rating is obtained, the Fund will continue to maintain all such

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ratings. A Fund may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for the preferred shares without replacement, in either case, without the approval of preferred shareholders or other shareholders of the Fund, except that, in the case of MTP Shares, the Fund must use commercially reasonable efforts to cause at least one rating agency to issue a credit rating with respect to the MTP Shares, so long as they are outstanding. In the event that a rating agency ceases to rate preferred shares or a Fund terminates the services of a rating agency, such rating shall be disregarded for all purposes under the applicable statement establishing and fixing the rights and preferences of preferred shares.

Additionally, so long as the preferred shares have a long-term rating, each Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. A Fund’s failure to meet such criteria may cause the Fund to sell portfolio positions or to redeem preferred shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings.

Ratings do not eliminate or mitigate the risks of investing in preferred shares. A rating issued by a rating agency (including Moody’s, S&P and Fitch) is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the rating agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s (in this case, a Fund’s) circumstances that could influence a particular rating. On July 12, 2012, Moody’s announced the downgrade of the long-term ratings assigned to the preferred shares of state-specific funds, including the outstanding MTP Shares of the Target Fund, following the adoption by Moody’s of a new methodology for rating closed-end fund preferred securities. In September 2013, following the completion of a broad review of ratings of all market value securities, including preferred shares issued by closed-end funds, S&P published updated criteria for rating preferred shares issued by closed-end funds. As a result, a number of preferred shares issued by many municipal and equity closed-end funds were put on “CreditWatch negative.” On December 23, 2013, S&P announced that it had placed the long-term ratings of the VRDP Shares of the Acquiring Fund and the MTP Shares of the Target Fund on CreditWatch negative. Shares placed on CreditWatch negative are subject to the risk of potential downgrade when S&P takes final ratings action, which is not expected to occur until after March 2014. As indicated above, the Acquiring Fund, like the Target Fund, will use commercially reasonable efforts to cause at least one rating agency to issue a credit rating with respect to the MTP Shares for so long as the MTP Shares are outstanding, as is the case for the Target Fund, but the Acquiring Fund will not otherwise be required to maintain any particular long-term ratings for the MTP Shares and may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for the MTP Shares without replacement, in either case without the approval of holders of MTP Shares or other shareholders. Also, as described elsewhere herein, the fixed dividend rate on the MTP Shares will be subject to an increase in the event that ratings are downgraded below specified levels or if no rating agency is then rating the MTP Shares, but a downgrade by or removal of S&P alone would not have such effect. A downgrade of MTP Shares may make such shares less liquid in the secondary market and reduce market prices. These factors may result in reduced net earnings or returns to common shareholders. The Board has authorized the termination of S&P as a rating agency with respect to the long-term ratings of the VRDP Shares of the Acquiring Fund and the MTP Shares of the Target Fund, and such termination is expected to occur prior to the Reorganization. Such action is not expected to affect S&P’s short-term ratings of the VRDP Shares and does not affect the other long-term or short-term ratings of the VRDP Shares and the MTP Shares.

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Early Redemption Risk.    A Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to holders of MTP Shares. Each Fund expects to voluntarily redeem MTP Shares before the Term Redemption Date (as defined under “Description of MTP Shares to Be Issued by the Acquiring Fund”) to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Fixed Dividend Rate (as defined under “Description of MTP Shares to Be Issued by the Acquiring Fund”) on MTP Shares. For further information, see “Description of MTP Shares to be Issued by the Acquiring Fund—Mandatory Redemption for Asset Coverage and Effective Leverage Ratio—Optional Redemption” and “Description of MTP Shares to be Issued by the Acquiring Fund—Asset Coverage.”

Tax Risk.    The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal or California income taxation (or, with respect to the Acquiring Fund only, the AMT), the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal or California income tax rates or changes in the tax-exempt treatment of dividends on MTP Shares. In addition, each Fund intends to treat MTP Shares as stock in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to MTP Shares, investors should be aware that the IRS could assert a contrary position—meaning that the IRS could classify MTP Shares as debt. If the IRS prevailed on such a position, a Fund would not be able to pass through tax-exempt income to holders of MTP Shares, and dividends paid on MTP Shares (including dividends already paid) could become taxable. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund.”

Income Shortfall Risk.    The municipal securities held in each Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by a Fund fall below the Fixed Dividend Rate (as defined under “Description of MTP Shares to Be Issued by the Acquiring Fund”), the Fund’s ability to pay dividends on MTP Shares could be jeopardized.

Subordination Risk.    While holders of MTP Shares will have equal liquidation and distribution rights to any other preferred shares that might be issued by a Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of such Fund. Therefore, dividends, distributions and other payments to holders of MTP Shares in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of a Fund. Creditors of a Fund may include lenders and counterparties in connection with any borrowings, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by such Fund.

Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of a Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact a Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of MTP Shares to Be Issued by the Acquiring Fund”). Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP Shares investor may have greater difficulty selling his, her or its MTP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or decreases in MTP Shares.

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Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of the dividends paid to holders of MTP Shares declines.

Reinvestment Risk.    Given the potential for early redemption of MTP Shares, holders of MTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MTP Shares may be lower than the return previously obtained from an investment in MTP Shares.

Other Dividend Risks.    In addition to the interest rate risks noted above, a Fund may otherwise be unable to pay dividends on MTP Shares in extraordinary circumstances.

C.	INFORMATION ABOUT THE REORGANIZATION

General

The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each Fund, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of the Target Fund into the Acquiring Fund. As noted above, the Acquiring Fund and the Target Fund have similar investment objectives and policies, comparable portfolio compositions and the same portfolio manager. With respect to the proposed Reorganization, it is intended that the combination of the Funds will result in a lower effective management fee rate and lower total expenses per common share (excluding the costs of leverage) due to economies of scale resulting from the larger size of the combined fund and enhance the secondary trading market for common shares of the Funds as a result of the greater share volume of the combined fund. In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to outstanding VRDP Shares. Because the closing of the Reorganization is contingent on each of the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganization

General.    The Agreement and Plan of Reorganization by and between the Target Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix A, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued MTP Shares, with a par value of $0.01 per share and a liquidation preference of $10 per share, of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund MTP Shares received by the Target Fund to its common shareholders and holders of MTP Shares,

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respectively, as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. Holders of MTP Shares of the Target Fund will receive the same number of Acquiring Fund MTP Shares, as applicable, having substantially identical terms as the outstanding MTP Shares of the Target Fund held by such holders immediately prior to the closing of the Reorganization. The aggregate liquidation preference of the Acquiring Fund MTP Shares received in connection with the Reorganization will equal the aggregate liquidation preference of the Target Fund MTP Shares held immediately prior to the closing of the Reorganization. The MTP shares of the Acquiring Fund to be issued in connection with the Reorganization will have equal priority with the Acquiring Fund’s other outstanding VRDP Shares as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including the MTP shares of the Acquiring Fund to be issued in connection with the Reorganization, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

As a result of the Reorganization, the assets of the Acquiring Fund and the Target Fund would be combined, and the shareholders of the Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about April 7, 2014 or such other date as the parties may agree (the “Closing Date”). Following the Reorganization, the Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time (as defined below). See “Proposal No. 2—Information About the Reorganization—Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be distributed to the Target Fund’s common shareholders in connection with the Reorganization. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at market value, which may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a shareholder will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets. As a result of the Reorganization, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

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Following the Reorganization, each preferred shareholder of the Target Fund would own the same number of Acquiring Fund preferred shares as preferred shares of the Target Fund held by such shareholder immediately prior to the Closing Date, with substantially identical terms as the outstanding MTP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganization. As a result of the Reorganization, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund for matters to be voted on by all preferred shareholders as a single class or by common and preferred shareholders voting together than they held in the Acquiring Fund or Target Fund individually.

Valuation of Assets and Liabilities.    If the Reorganization is approved and the other closing conditions are satisfied or waived, the value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

Distributions.    Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than the Target Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganization is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganization, if any.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

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Conditions.    Under the terms of the Agreement, the closing of the Reorganization is conditioned upon (a) the requisite approval by the shareholders of each Fund of the proposals in this Joint Proxy Statement/Prospectus, (b) each Fund’s receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under the Code (See “—Material Federal Income Tax Consequences of the Reorganization”), (c) the absence of legal proceedings challenging the Reorganization and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganization to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to outstanding VRDP Shares. Among other things, the Acquiring Fund must obtain written confirmation from the rating agencies then rating the preferred shares of the Funds that: (a) consummation of the transactions contemplated by the Agreement and Plan of Reorganization will not impair the then-current rating assigned by such rating agencies to the existing Acquiring Fund VRDP Shares; and (b) the Acquiring Fund MTP Shares to be issued pursuant to the Reorganization will be rated by such rating agencies no less than the then-current rating assigned by such rating agencies to the MTP Shares of the Target Fund exchanged therefor. Neither the Acquiring Fund under the respective statements of preferences with respect to VRDP Shares nor the Target Fund, under the statements of preferences with respect to MTP Shares, is required to maintain any particular (or particular level of) long-term ratings for the VRDP Shares or MTP Shares, respectively.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganization

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganization would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted with respect to net asset value as a result of the Reorganization. The Boards approved the Reorganization and recommended that shareholders of the respective Funds approve the Reorganization.

In preparation for a meeting of the Boards held on October 13, 2013 (the “Meeting”) at which the Reorganization was considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization. Prior to approving the Reorganization, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

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—	improved economies of scale and the potential for lower total expenses (excluding the costs of leverage);

—	the potential for improved secondary market trading with respect to the common shares;

—	the anticipated federal income tax-free nature of the Reorganization;

—	the expected costs of the Reorganization;

—	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganization on shareholder rights; and

—	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar. The Boards noted that each Fund is a diversified fund that invests primarily in municipal securities the income from which is exempt from regular federal and California income taxes and, with respect to the Acquiring Fund only, from the AMT. In addition, under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment-grade securities. The Boards considered that the portfolio composition of each Fund is comparable and considered the impact of the Reorganization on each Fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. Accordingly, they also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund. The Boards also recognized that each Fund utilizes leverage. Because the Funds have similar investment strategies, the principal risks of each Fund are also similar. However, the Acquiring Fund’s policy of generally investing in municipal securities that are exempt from the AMT may prevent the Acquiring Fund from investing in certain kinds of municipal securities.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser, sub-adviser and portfolio manager, and that such portfolio manager would continue to manage the Acquiring Fund upon completion of the Reorganization. Through the Reorganization, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser, sub-adviser, and portfolio manager; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for Lower Fees and Total Expenses (Excluding the Costs of Leverage).    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the Acquiring Fund following the Reorganization). As a result of the greater economies of scale from the larger asset size of the Acquiring Fund after the Reorganization, the Boards noted that it was expected that the effective management fee rate (as a percentage of average daily Managed Assets) and total expenses per common share (excluding the costs of leverage) of the combined fund would be lower than those of the Acquiring Fund and the Target Fund prior to the closing of the Reorganization. It is anticipated that the Funds will benefit from the larger asset size

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as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage, the Boards considered the differences in the costs of leverage among the Funds and the impact of the Reorganization on such costs. In this connection, the Boards noted the Adviser’s position that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels at the time of the closing of the Reorganization, the Boards noted that the Reorganization is being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Acquiring Fund’s greater share volume may result in increased market liquidity after the Reorganization, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, Target Fund shareholders may experience improved secondary market trading after the Reorganization because the Acquiring Fund’s policy of investing primarily in municipal securities exempt from the AMT, which is not currently in place with respect to the Target Fund, may appeal to a broader group of investors.

Anticipated Tax-Free Reorganization.    The Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions).

Expected Costs of the Reorganization.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganization and the allocation of such costs between the Acquiring Fund and the Target Fund. The Boards noted, however, that, assuming the Reorganization is consummated, the Adviser anticipated that the projected costs of the Reorganization may be recovered over time for the common shareholders and that preferred shareholders will not bear any costs of the Reorganization.

Terms of the Reorganization and Impact on Shareholders.    The terms of the Reorganization are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to the Target Fund’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s common shareholders will receive cash.

Holders of Target Fund MTP Shares will receive the same number of Acquiring Fund MTP Shares, having substantially identical terms as the outstanding MTP Shares of the Target Fund held by such holders immediately prior to the closing of the Reorganization. The aggregate liquidation preference of the Acquiring Fund MTP Shares received in connection with the Reorganization will equal the aggregate liquidation preference of the Target Fund MTP Shares held immediately prior to the closing of the Reorganization.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

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Conclusion.    Each Board, including the Independent Board Members, approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted with respect to net asset value as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of August 31, 2013, and the pro-forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. The table reflects a pro forma exchange ratio of approximately 1.03695138 common shares of the Acquiring Fund issued for each common share of the Target Fund. If the Reorganization is consummated, the actual exchange ratio may vary.

	Acquiring Fund	Target Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 2,916 shares outstanding for the Acquiring Fund; and 2,916 shares outstanding for the Combined Fund Pro Forma	$291,600,000	$—	$—		$291,600,000

MuniFund Term Preferred (MTP) Shares, $10 stated value per share, at liquidation value; 3,525,000 shares outstanding for the Target Fund; and 3,525,000 shares outstanding for the Combined Fund Pro Forma	$—	$35,250,000	$—		$35,250,000

Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 41,843,761 shares outstanding for the Acquiring Fund; 5,732,845 shares outstanding for the Target Fund; and 47,788,423 shares outstanding for the Combined Fund Pro Forma	$418,438	$57,328	$2,118	(2)	$477,884
Paid-in surplus	564,098,136	77,489,541	(592,118	)(3)	640,995,559
Undistributed (Over-distribution of) net investment income	4,925,652	1,086,225	(986,890	)(4)	5,024,987
Accumulated net realized gain (loss)	(2,696,419)	(1,103,452)	—		(3,799,871)
Net unrealized appreciation (depreciation)	(13,100,462)	2,685,471	—		(10,414,991)

Net assets attributable to common shares	$553,645,345	$80,215,113	$(1,576,890)		$632,283,568

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$13.23	$13.99			$13.23

Authorized shares:
Common	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganization were effective as of August 31, 2013, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about April 7, 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

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(2)	Assumes the issuance of 5,944,662 Acquiring Fund common shares in exchange for the net assets of the Target Fund. These numbers are based on the net asset value of the Acquiring Fund and Target Fund as of August 31, 2013, adjusted for estimated Reorganization costs, the effect of the required sale of securities and distributions, if any.
(3)	Includes the impact of estimated total Reorganization costs of $590,000, which will be borne by the common shareholders of the Acquiring Fund and the Target Fund in the amounts of $15,000 and $575,000, respectively.
(4)	Assumes the Target Fund makes net investment income distributions of $986,890.

Expenses Associated with the Reorganization

In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $590,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganization (whether or not consummated) will be allocated between the Funds ratably based on the relative expected benefits of the Reorganization comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganization. Reorganization expenses have been or will be accrued as expenses of each Fund prior to the Valuation Time. These estimated expenses will be borne by the Acquiring Fund and the Target Fund in the amounts of $15,000 (0.00%) and $575,000 (0.64%), respectively (percentages are based on average net assets applicable to common shares for the twelve (12) months ended February 28, 2013). Preferred shareholders of the Funds will not bear any costs of the Reorganization.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of each Fund, shareholders of the Fund do not have dissenters’ rights of appraisal with respect to the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund, followed by the distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

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2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund MTP Shares received in the Reorganization by the holders of MTP Shares of the Target Fund will qualify as equity in the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the

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Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund Shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its common shareholders, which together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganization, the combined fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of August 31, 2013, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Target Fund
Capital loss carryforwards	$3,330,938	$1,064,822

If not applied, the capital loss carryforwards will expire as follows:

	Acquiring Fund	Target Fund
Expiration Date:
February 28, 2017	$185,948	$—
February 28, 2018	$530,894	$850,963
Not Subject to Expiration:
Short-term losses	$2,614,096	$45,776
Long-term losses	$—	$168,083

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For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

The Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding preferred shares entitled to vote on the matter, also voting separately. The Reorganization also is required to be approved by the affirmative vote of the holders of a majority (more than 50% of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter), voting as a separate class. Holders of MTP Shares of the Target Fund are being solicited on the foregoing proposals through this Joint Proxy Statement/Prospectus.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganization. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of that Fund’s preferred shares.

In order for the Reorganization to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties,

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including rating agencies with respect to preferred shares and liquidity providers with respect to outstanding VRDP Shares. Because the closing of the Reorganization is contingent on the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions. VRDP Shares of each series were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust, as amended, are substantially similar to the provisions of the Target Fund’s declaration of trust, as amended, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Funds—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust is on file with the SEC and may be obtained as described on page v.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganization is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of the Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

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Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Acquiring Fund” below and “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and the Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

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If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on taxable dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

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Common Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Fund, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
November 2013	$12.69	$11.80	$13.87	$13.13	(8.05)%	(12.34)%
August 2013	$13.71	$11.84	$15.15	$13.19	(4.59)%	(11.10)%
May 2013	$15.03	$13.62	$15.67	$15.17	(3.22)%	(10.22)%
February 2013	$16.10	$14.65	$15.89	$15.37	1.45%	(5.24)%
November 2012	$16.28	$15.10	$15.86	$15.14	3.37%	(1.50)%
August 2012	$15.74	$14.45	$15.40	$14.95	4.10%	(4.05)%
May 2012	$15.10	$13.90	$15.04	$14.60	2.04%	(5.79)%
February 2012	$15.14	$13.71	$14.87	$14.05	2.58%	(2.81)%
November 2011	$13.77	$12.81	$14.38	$13.95	(2.02)%	(8.23)%
August 2011	$12.92	$12.08	$14.11	$13.46	(6.06)%	(14.08)%
May 2011	$12.40	$11.50	$13.41	$12.50	(6.95)%	(9.30)%
February 2011	$12.92	$11.34	$13.75	$12.29	(4.45)%	(11.02)%

	Target Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
November 2013	$13.36	$12.68	$14.61	$13.90	(6.46)%	(11.18)%
August 2013	$14.70	$12.46	$15.66	$13.98	(5.02)%	(11.57)%
May 2013	$16.12	$14.47	$16.10	$15.67	0.50%	(7.66)%
February 2013	$16.48	$15.34	$16.36	$15.83	1.19%	(3.22)%
November 2012	$16.78	$15.18	$16.36	$15.61	3.97%	(3.92)%
August 2012	$15.48	$14.72	$15.83	$15.42	(1.71)%	(4.79)%
May 2012	$15.40	$14.26	$15.59	$15.07	1.38%	(5.56)%
February 2012	$15.15	$13.71	$15.35	$14.24	(1.08)%	(4.54)%
November 2011	$13.77	$12.99	$14.55	$14.07	(3.23)%	(9.01)%
August 2011	$13.26	$12.47	$14.18	$13.56	(3.70)%	(11.81)%
May 2011	$12.72	$12.00	$13.51	$12.75	(2.18)%	(7.53)%
February 2011	$12.74	$11.60	$13.64	$12.31	(2.23)%	(10.08)%

On January 13, 2014, the closing sale prices of the Acquiring Fund and the Target Fund common shares were $12.51 and $13.29, respectively. These prices represent discounts to net asset value of 10.26% and 9.28%, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Description of MTP Shares to Be Issued by the Acquiring Fund

The following is a brief description of the terms of the MTP Shares of the Acquiring Fund to be issued pursuant to the Reorganization (the “Acquiring Fund MTP Shares”). The terms of the Acquiring

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Fund MTP Shares will be substantially identical, as of the time of the exchange, to the outstanding MTP Shares of the Target Fund for which they are exchanged. The MTP Shares of the Target Fund will be exchanged for a new series of Acquiring Fund MTP Shares having the same fixed per annum dividend rate, mandatory redemption term and liquidation preference as the MTP Shares held by preferred shareholders of the Target Fund immediately prior to the closing of the Reorganization. Features of the preferred shares that vary over time, such as the optional redemption premium, will reflect the terms that are effectively in place as of the closing of the Reorganization. The description set forth below assumes that the Reorganization will be consummated and that the Acquiring Fund will issue Acquiring Fund MTP Shares to the Target Fund pursuant to the Agreement. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Acquiring Fund’s Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares and the appendices thereto (the “MTP Statement”) attached as Appendix C to the Reorganization SAI. The series of MTP Shares will be issued pursuant to the MTP Statement and an appendix applicable to such series. Capitalized terms used but not defined herein have the meanings given them above or in the MTP Statement.

General

The Acquiring Fund’s Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board without the approval of holders of common shares. On the Closing Date, the Acquiring Fund will issue to the Target Fund that number of shares of Acquiring Fund MTP Shares equal to the number of MTP Shares of the Target Fund that are outstanding immediately prior to the closing of the Reorganization. All Acquiring Fund MTP Shares will have a liquidation preference of $10 per share (the “Liquidation Preference”) plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared) on such shares. The aggregate liquidation preference of the Acquiring Fund MTP Shares received by the Target Fund in connection with the Reorganization will equal the aggregate liquidation preference of the MTP Shares held by preferred shareholders of the Target Fund immediately prior to the closing of the Reorganization. Upon issuance in accordance with the Agreement, the Acquiring Fund MTP Shares will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. The Acquiring Fund MTP Shares will rank equally with each other and with any other series of preferred shares of the Acquiring Fund outstanding as of the Closing Date or that might be issued in the future, as to payment of dividends and the distribution of the Acquiring Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund MTP Shares and all other preferred shares of the Acquiring Fund are senior as to dividends and as to distribution of assets to the Acquiring Fund’s common shares upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund may issue additional series of preferred shares in the future, including series that will be classified as MTP Shares, and any such series, together with the outstanding preferred shares, are herein collectively referred to as “preferred shares.” Except in certain limited circumstances, holders of MTP Shares will not receive certificates representing their ownership interest in such shares, and the MTP Shares will be represented by a global certificate to be held by the Securities Depository for the MTP Shares. The Depository Trust Company will initially act as Securities Depository with respect to the MTP Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods of MTP Shares. The holders of MTP Shares will be entitled to receive cumulative cash dividends and

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distributions on such shares, when, as and if declared by, or under authority granted by, the Board, out of funds legally available for payment and in preference to dividends and distributions on common shares of the Acquiring Fund, calculated separately for each dividend period for such MTP Shares at the Dividend Rate (as defined below) for such MTP Shares in effect during such dividend period, on an amount equal to the Liquidation Preference for such MTP Shares. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and the Acquiring Fund’s Declaration of Trust, and to the extent available, in preference to and priority over any dividend declared and payable on the common shares.

Fixed Dividend Rate.    Each series of MTP Shares has a “Fixed Dividend Rate” as set forth in the MTP Statement. The Fixed Dividend Rate for MTP Shares may be adjusted in certain circumstances, including a change in the credit rating of such MTP Shares and/or upon the occurrence of certain events resulting in a “Default Period” (as defined below) (the Fixed Dividend Rate as it may be adjusted is referred to as the “Dividend Rate”). The Acquiring Fund MTP Shares issued to the Target Fund pursuant to the Agreement will have the same Fixed Dividend Rate as the outstanding Target Fund MTP Shares exchanged therefor.

Payment of Dividends and Dividend Periods.    Dividends on the MTP Shares will be payable monthly. The first dividend period for Acquiring Fund MTP Shares issued pursuant to the Agreement will commence on the Closing Date and end on the last day of the month including the Closing Date, and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares) (each, a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the MTP Shares, except that dividends paid with respect to any Dividend Period consisting of the month of December in any year will be paid on the last Business Day of December (each payment date, a “Dividend Payment Date”). Except for the first Dividend Period for the Acquiring Fund MTP Shares, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Acquiring Fund at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends with respect to the first Dividend Period for the Acquiring Fund MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Acquiring Fund at the close of business on the 15th day of the month following the Closing Date or such later date as determined by the Board. Dividends payable on any MTP Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month. On account of the foregoing provisions, only the holders of MTP Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of MTP Shares who sell shares before such a record date and purchasers of MTP Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such MTP Shares.

Adjustment to Fixed Dividend Rate—Ratings.    So long as MTP Shares of a series are rated on any date AAA by S&P, Aaa by Moody’s or AAA by Fitch, the Dividend Rate shall be equal to the Fixed Dividend Rate. If the highest credit rating assigned on any date to outstanding MTP Shares by any of S&P, Moody’s or Fitch is equal to one of the ratings set forth in the table below, the Dividend

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Rate applicable to such outstanding MTP Shares for such date will be computed or adjusted by multiplying the Fixed Dividend Rate by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such outstanding MTP Shares by any such rating agency as set forth in the table below.

Dividend Rate Adjustment Schedule

S&P	Moody’s	Fitch	Applicable Percentage
AA+ to AA-	Aa1 to Aa3	AA+ to AA-	110%
A+ to A-	A1 to A3	A+ to A-	125%
BBB+ to BBB-	Baa1 to Baa3	BBB+ to BBB-	150%
BB+ and lower	Ba1 and lower	BB+ and lower	200%

If no rating agency is rating an outstanding series of MTP Shares, the Dividend Rate applicable to the MTP Shares of such series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such shares by 200%. The Board of the Acquiring Fund has the right to terminate the designation of any of S&P, Moody’s and Fitch as a rating agency of MTP Shares, provided that at least one rating agency continues to maintain a rating with respect to the MTP Shares. In such event, any rating of such terminated rating agency, to the extent it would have been taken into account in any of the provisions of the Acquiring Fund MTP Shares that are described in this Joint Proxy Statement/Prospectus or included in the MTP Statement, will be disregarded, and only the ratings of the then-designated Rating Agencies (as defined below) will be taken into account. If a rating agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Fixed Dividend Rate.

Adjustment to Fixed Dividend Rate—Default Period.    The Dividend Rate will be adjusted to the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MTP Shares will commence on a date the Acquiring Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date, Deposit Securities (as defined below) sufficient to pay the full amount of any dividend on Acquiring Fund MTP Shares payable on such Dividend Payment Date (a “Dividend Default”) or (ii) applicable Redemption Date (as defined below), Deposit Securities sufficient to pay the full amount of the redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, referred to as a “Default”). Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The Redemption and Paying Agent for MTP Shares will be State Street Bank and Trust Company, Canton, Massachusetts. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the applicable Dividend Rate in effect on such day plus five percent (5%) per annum. No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to the willful failure of the Acquiring Fund) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable

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Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Acquiring Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) securities that constitute municipal securities as described in this Joint Proxy Statement/Prospectus, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of income that is exempt from federal income taxes (“Municipal Obligations”) that have credit ratings from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms; (iv) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in Municipal Obligations, U.S. Government Obligations or any combination thereof; or (v) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. The Acquiring Fund does not intend to establish any reserves for the payment of dividends. All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of MTP Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of Acquiring Fund MTP Shares as their names appear on the registration books of the Acquiring Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Acquiring Fund MTP Shares as their names appear on the registration books of the Acquiring Fund on such date, not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any MTP Shares which may be in arrears. See “—Adjustment to Fixed Dividend Rate—Default Period.” Upon failure to pay dividends for at least two years, the holders of MTP Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of MTP Shares upon any failure to pay dividends on MTP Shares.

Distributions with Respect to Taxable Allocations

Holders of MTP Shares will be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations (as defined below) that are paid with respect to such shares in accordance with one of the procedures described in the following three paragraphs as set forth below.

Each year, the Acquiring Fund will allocate exempt interest dividends, ordinary income dividends and capital gain distributions between its common shares and preferred shares in proportion

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to the total dividends paid to each class during or with respect to such year. The Acquiring Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for MTP Shares of the amount of a Taxable Allocation that will be made in respect of such MTP Shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of MTP Shares for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments (as defined below) to be paid in respect of such Taxable Allocation. If the Acquiring Fund provides a Notice of Taxable Allocation with respect to dividends payable on MTP Shares for a Dividend Period, the Acquiring Fund will, in addition to and in conjunction with the payment of such dividends payable, make a supplemental distribution in respect of each MTP Share for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such MTP Share for such Dividend Period. In general, the Acquiring Fund intends to provide Notices of Taxable Allocations as contemplated by this paragraph.

If the Acquiring Fund does not provide a Notice of Taxable Allocation as provided above with respect to a Taxable Allocation that is made in respect of MTP Shares, the Acquiring Fund may make one or more supplemental distributions on such MTP Shares equal to the amount of such Additional Amount Payment. Any such supplemental distribution in respect of such shares may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the holders of such preferred shares as their names appear on the registration books of the Acquiring Fund on such date, not exceeding 15 calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board.

If in connection with a redemption of MTP Shares, the Acquiring Fund makes a Taxable Allocation without having either given advance notice thereof or made one or more supplemental distributions as described above, the Acquiring Fund will direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each holder of such shares at such holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

The Acquiring Fund will not be required to pay Additional Amount Payments with respect to any Acquiring Fund MTP Shares with respect to any net capital gains or other taxable income determined by the IRS to be allocable in a manner different from the manner used by the Acquiring Fund.

The term “Taxable Allocation” as used above means, with respect to MTP Shares, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such shares. The term “Additional Amount Payment” means a payment to a holder of MTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Additional Amount Payment relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such holder. Such Additional Amount Payment will be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of Acquiring Fund MTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Acquiring Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent

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such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each holder of MTP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

Restrictions on Dividend, Redemption and Other Payments

No full dividends and distributions will be declared or paid on MTP Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of preferred shares (including shares of series of MTP Shares) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of preferred shares. If full cumulative dividends and distributions due have not been declared and paid on all outstanding shares of preferred shares of any series, any dividends and distributions being declared and paid on MTP Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of preferred shares on the relevant dividend payment date. No holders of MTP Shares will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the MTP Statement.

For so long as any preferred shares are outstanding, the Acquiring Fund will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common shares of the Acquiring Fund) in respect of the common shares of the Acquiring Fund, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common shares, or (z) pay any proceeds of the liquidation of the Acquiring Fund in respect of such common shares, unless, in each case, (A) immediately thereafter, the Acquiring Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act, (B) all cumulative dividends and distributions of shares of all series of MTP Shares of the Acquiring Fund and all other series of preferred shares ranking on a parity with the MTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such preferred shares for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) the Acquiring Fund shall have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding MTP Shares of any series to be redeemed pursuant to a Term Redemption or Asset Coverage or Effective Leverage Mandatory Redemption (as those terms are defined below) resulting from the failure to comply with the Asset Coverage or Effective Leverage Ratio as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, the Acquiring Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and other series of preferred shares ranking on a parity with MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Acquiring Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared

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and Deposit Securities or sufficient funds (in accordance with the terms of such preferred shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of preferred shares for which all accumulated and unpaid dividends and distributions have not been paid.

Under the 1940 Act, the Acquiring Fund may not (i) declare any dividend with respect to any preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Acquiring Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the preferred shares or purchase or redeem preferred shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). The MTP Statement provides for a higher Asset Coverage (as defined for purposes of the MTP Shares) of at least 225% instead of 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include the Acquiring Fund’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, or any extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Acquiring Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. Pursuant to its fundamental policies, the Acquiring Fund may not issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of preferred shares, such asset coverages may be determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If the Acquiring Fund fails to maintain Asset Coverage of at least 225% as of the close of business on each Business Day, MTP Shares may become subject to mandatory redemption as provided below. Asset Coverage means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the MTP Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business

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Days) next preceding the time of such determination. For purposes of this determination, no MTP Shares or other preferred shares shall be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either (A) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such preferred shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such preferred shares and the requisite notice of redemption for such preferred shares (or the portion thereof to be redeemed) shall have been given or (B) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such preferred shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been segregated by the Acquiring Fund and its custodian from the assets of the Acquiring Fund in the same manner as described under “—Term Redemption Liquidity Account and Liquidity Requirement” below with respect to the Liquidity Requirement applicable to the Acquiring Fund MTP Shares. In such event, the Deposit Securities or other sufficient funds so deposited or segregated shall not be included as assets of the Acquiring Fund for purposes of the computation of Asset Coverage.

Effective Leverage Ratio

For so long as MTP Shares of a series are outstanding, if the Acquiring Fund’s Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day, the MTP Shares may become subject to mandatory redemption as provided below. The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Acquiring Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MTP Shares, for which the Acquiring Fund has delivered Deposit Securities or sufficient funds to the paying agent for such Preferred Shares or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Acquiring Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Acquiring Fund that correspond to the associated inverse floating rate securities owned by the Acquiring Fund; divided by the sum of (A) the market value (determined in accordance with the Acquiring Fund’s valuation procedures) of the Acquiring Fund’s total assets (including amounts attributable to senior securities), less the amount of the Acquiring Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities) and (B) the aggregate principal amount of floating rate securities not owned by the Acquiring Fund that correspond to the associated inverse floating rate securities owned by the Acquiring Fund.

Term Redemption

The Acquiring Fund shall redeem all the shares of each series of MTP Shares on the date specified for that series in the MTP Statement (the “Term Redemption Date”), at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Term Redemption Price”). The Term Redemption Date of each series of Acquiring Fund MTP Shares issued in connection with the Reorganization will be October 1, 2015.

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Mandatory Redemption for Asset Coverage and Effective Leverage Ratio

Asset Coverage.    If the Acquiring Fund fails to have Asset Coverage of at least 225% as provided in the MTP Statement on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Asset Coverage Cure Date”), the Acquiring Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, fix a redemption date and proceed to redeem the number of shares of preferred shares as described below in accordance with the terms of such preferred shares. In the case of the MTP Shares, the redemption price is equal to the Liquidation Preference per share plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board (the “Mandatory Redemption Price”). The Acquiring Fund will redeem out of funds legally available the number of shares of preferred shares (which may include at the sole option of the Acquiring Fund any number or proportion of MTP Shares) equal to the lesser of (i) the minimum number of shares of MTP Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Acquiring Fund having Asset Coverage of at least 230% and (ii) the maximum number of shares of MTP Shares that can be redeemed out of funds expected to be legally available in accordance with the Acquiring Fund’s Declaration of Trust and applicable law. Notwithstanding the foregoing sentence, in the event that shares of MTP Shares are redeemed pursuant to the MTP Statement, the Acquiring Fund may at its sole option, but is not required to, redeem a sufficient number of MTP Shares that, when aggregated with other shares of preferred shares redeemed by the Acquiring Fund, permits the Acquiring Fund to have with respect to the shares of preferred shares (including MTP Shares) remaining outstanding after such redemption, Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Acquiring Fund will effect a redemption on the date fixed by the Acquiring Fund, which date will not be later than 30 calendar days after the Asset Coverage Cure Date, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of MTP Shares and other shares of preferred shares that have been designated to be redeemed or the Acquiring Fund otherwise is unable to effect such redemption on or prior to 30 calendar days after the Asset Coverage Cure Date, the Acquiring Fund will redeem those MTP Shares and other shares of preferred shares that it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the MTP Shares to be redeemed will be selected either (i) pro rata among MTP Shares, (ii) by lot or (iii) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable.

Effective Leverage Ratio.    If the Acquiring Fund fails to comply with the Effective Leverage Ratio (as defined above) requirement as of the close of business on any Business Day on which such compliance is required to be determined and such failure is not cured as of the close of business on a date that is 30 calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Acquiring Fund will within 30 days following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio not to exceed 50% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Acquiring Fund and/or the inverse floating rate securities owned by the Acquiring Fund, including the purchase, sale or retirement thereof, (B) to the extent permitted by the 1940 Act and Massachusetts law, redeeming in accordance with the Acquiring Fund’s Declaration of Trust a sufficient number of shares of preferred shares, which at the Acquiring Fund’s sole option may include any number or proportion of MTP Shares, or (C) engaging in any combination of the actions contemplated by clauses (A) and (B). Any MTP Shares so redeemed will be redeemed at

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a price per share equal to the Mandatory Redemption Price. On the Redemption Date for a redemption contemplated by clause (B) in the paragraph above, the Acquiring Fund will not redeem more than the maximum number of shares of preferred shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Acquiring Fund’s Declaration of Trust and applicable law. If the Acquiring Fund is unable to redeem the required number of MTP Shares and other shares of preferred shares that have been designated to be redeemed in accordance with clause (B) in the paragraph above due to the unavailability of legally available funds, the Acquiring Fund will redeem those MTP Shares and other shares of preferred shares that it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares of a series are to be redeemed pursuant to the mandatory redemption provisions above, the number of MTP Shares of such series to be redeemed will be selected either (A) pro rata among the outstanding MTP Shares of such series, (B) by lot or (C) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable.

Optional Redemption.    The period from the date of the original issue to the date that the MTP Shares are subject to an optional redemption, if any, is referred to herein as the “Non-Call Period.” On any Business Day following the expiration of the Non-Call Period for MTP Shares or on any Business Day during any period during which the MTP Shares are rated A+ or lower by S&P, A1 or lower by Moody’s and A+ or lower by Fitch (a “Rating Downgrade Period”) for MTP Shares, including a Business Day during the Non-Call Period for such MTP Shares (any such Business Day, an “Optional Redemption Date”), the Acquiring Fund may redeem in whole or from time to time in part outstanding MTP Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Acquiring Fund, but excluding interest thereon), plus the applicable Optional Redemption Premium per share (the “Optional Redemption Price”). For the Acquiring Fund MTP Shares issued to the Target Fund in connection with the Reorganization, the Non-Call Period is not applicable so that the terms of the Acquiring Fund MTP Shares are substantially identical, as of the time of the exchange, to the outstanding MTP Shares of the Target Fund for which they are exchanged. The “Optional Redemption Premium” with respect to each MTP Share will be an amount equal to 0.00% of the Liquidation Preference. If fewer than all of the outstanding shares of a series of MTP Shares are to be redeemed pursuant to the optional redemption provisions above, the shares of such series of MTP Shares to be redeemed will be selected either (i) pro rata among such series of MTP Shares, (ii) by lot or (iii) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable. Subject to the provisions of the MTP Statement and applicable law, the Acquiring Fund’s Board will have the full power and authority to prescribe the terms and conditions upon which MTP Shares will be redeemed from time to time. The Acquiring Fund may not on any date deliver a notice of redemption to redeem any MTP Shares pursuant to the optional redemption provisions described above unless on such date the Acquiring Fund has available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount (including any applicable premium) due to holders of Acquiring Fund MTP Shares by reason of the redemption of such MTP Shares on such Optional Redemption Date.

Redemption Procedures.    The Acquiring Fund will file a notice of its intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If the Acquiring Fund shall determine or be required to redeem, in whole or in part, MTP Shares of a series, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight

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delivery, by first-class mail, postage prepaid or by electronic means to the holders of such MTP Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Acquiring Fund, to promptly do so by overnight delivery, by first-class mail or by electronic means. A Notice of Redemption will be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the series and number of MTP Shares to be redeemed; (iii) the CUSIP number(s) of such MTP Shares; (iv) the applicable Redemption Price of MTP Shares to be redeemed on a per share basis; (v) if applicable, the place or places where the certificate(s) for such MTP Shares (properly endorsed or assigned for transfer, if the Board of the Acquiring Fund will so require and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on MTP Shares to be redeemed will cease to accumulate from and after the Redemption Date; and (vii) the provisions of the MTP Statement under which such redemption is made. If fewer than all MTP Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of MTP Shares to be redeemed from such holder or the method of determining such number. The Acquiring Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the MTP Statement that such redemption is subject to one or more conditions precedent and that the Acquiring Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If the Acquiring Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Acquiring Fund), the Acquiring Fund will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the Acquiring Fund MTP Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of Acquiring Fund MTP Shares called for redemption on the Redemption Date. The Acquiring Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment will be available at the opening of business on the Redemption Date as same-day funds. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account described below) will be made no later than 15 calendar days prior to the Term Redemption Date.

Upon the date of the deposit of Deposit Securities by the Acquiring Fund for purposes of redemption of MTP Shares, all rights of the holders of MTP Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to herein as the “Redemption Price”), and such MTP Shares shall no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends thereon in accordance with the terms of the MTP Shares up to (but excluding) the applicable Redemption Date). The Acquiring Fund will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of MTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to the Acquiring Fund, after which the holders of

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MTP Shares so called for redemption shall look only to the Acquiring Fund for payment of the Redemption Price. The Acquiring Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of MTP Shares in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such Acquiring Fund MTP Shares to the Acquiring Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all MTP Shares represented by such certificate(s), a new certificate representing MTP Shares that were not redeemed.

Notwithstanding the other redemption provisions described herein, except as otherwise required by law, the Acquiring Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and shares of other series of preferred shares ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Acquiring Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth herein, provided that the Acquiring Fund will not be prevented from the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of preferred shares for which all accumulated and unpaid dividends and distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds of the Acquiring Fund in accordance with the Acquiring Fund’s Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if the Acquiring Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any preferred shares, dividends may be declared and paid on such preferred shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such preferred shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

The Acquiring Fund may, in its sole discretion and without a shareholder vote, modify the redemption procedures with respect to notification of redemption for the MTP Shares, provided that such modification does not materially and adversely affect the holders of MTP Shares or cause the Acquiring Fund to violate any applicable law, rule or regulation.

Term Redemption Liquidity Account and Liquidity Requirement

On or prior to the Liquidity Account Initial Date for the MTP Shares, the Acquiring Fund will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Acquiring Fund (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Acquiring Fund that is rated not less than A3 by Moody’s, A- by S&P, A by

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Fitch or an equivalent rating by any other NRSRO (each, a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with a Market Value (as defined in the MTP Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such MTP Shares. The “Term Redemption Amount” for MTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of MTP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. The Liquidity Account Initial Date for the Acquiring Fund MTP Shares issued to the Target Fund pursuant to the Agreement will be April 1, 2015.

If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for MTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Acquiring Fund will cause the custodian and the investment adviser to take all such necessary actions, including segregating assets of the Acquiring Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Acquiring Fund segregated as Liquidity Account Investments with respect to the MTP Shares, the Adviser and/or the Sub-Adviser, on behalf of the Acquiring Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments not so segregated, so long as (i) the assets of the Acquiring Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the MTP Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Acquiring Fund segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Acquiring Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances. The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the MTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the Acquiring Fund MTP Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions described below:

Number of Months Preceding	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the MTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Acquiring Fund will cause the segregation of

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additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day. The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Acquiring Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Acquiring Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MTP Shares on the Term Redemption Date, the requirement of the Acquiring Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, the holders of MTP Shares will be entitled to receive out of the assets of the Acquiring Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference of $10 per share, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Acquiring Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, the assets of the Acquiring Fund available for distribution among the holders of all preferred shares, including any outstanding MTP Shares, shall be insufficient to permit the payment in full to such holders of MTP Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of preferred shares, then the available assets shall be distributed among the holders of such MTP Shares and such other series of preferred shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Acquiring Fund whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding preferred share plus accumulated and unpaid dividends and distributions has been paid in full to the holders of preferred shares, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by the Acquiring Fund will be made by the Acquiring Fund in respect of, the common shares of the Acquiring Fund. Neither the sale of all or substantially all of the property or business of the Acquiring Fund, nor the merger, consolidation or reorganization of the Acquiring Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Acquiring Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the MTP Statement.

Voting Rights

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the MTP Statement, or as otherwise required by applicable law, each holder of MTP Shares will be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Acquiring Fund and the holders of outstanding preferred shares, including the MTP Shares, will vote with holders of common shares of the Acquiring Fund as a single class. Under applicable rules of

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the NYSE, the Acquiring Fund is currently required to hold annual meetings of shareholders. In addition, the holders of outstanding preferred shares, including the MTP Shares, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of common shares of the Acquiring Fund, to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including MTP Shares, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding preferred shares, including any outstanding MTP Shares, accumulated dividends (whether or not earned or declared) on the shares of preferred shares, including the MTP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (ii) at any time holders of any preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting the Board of the Acquiring Fund will automatically be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the MTP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the preferred shares, including the MTP Shares, will be entitled as a class on a one-vote-per-share basis, to elect such additional trustees. The terms of office of the persons who are trustees at the time of that election will not be affected by the election of the additional trustees. If the Acquiring Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred shares, including MTP Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred shares upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional trustees so elected will terminate automatically. Any preferred shares, including MTP Shares, issued after the date hereof will vote with MTP Shares as a single class on the matters described above, and the issuance of any other preferred shares, including MTP Shares, by the Acquiring Fund may reduce the voting power of the holders of MTP Shares.

As soon as practicable after the accrual of any right of the holders of preferred shares to elect additional trustees as described above, the Acquiring Fund will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such preferred shares to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such preferred shares, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If the Acquiring Fund fails to call such a special meeting, it may be called at the expense of the Acquiring Fund by any such holder on like notice. The record date for determining the holders of preferred shares entitled to notice of, and to vote at, such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares held during a Voting Period at which trustees are to be elected, such holders, voting as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Acquiring Fund), will be entitled to elect the number of additional trustees prescribed above on a one-vote-per-share basis.

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Except as otherwise permitted by the terms of the MTP Statement, so long as any MTP Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of the holders of at least a majority of MTP Shares of all series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Acquiring Fund’s Declaration of Trust or the MTP Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Acquiring Fund as described under the heading “—Issuance of Additional Preferred Shares” will not be considered to materially and adversely affect the rights and preferences of MTP Shares, and (ii) a division of an MTP Share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of MTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of an MTP Share of such series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share (other than as a result of a division of an MTP Share). So long as any MTP Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of MTP Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent.

Except as otherwise permitted by the terms of the MTP Statement, so long as any MTP Shares of a series are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of the holders of at least a majority of the MTP Shares of such series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the appendix to the MTP Statement relating to the MTP Shares of such series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such appendix with respect to such MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Acquiring Fund as described under the heading “—Issuance of Additional Preferred Shares” will not be considered to materially and adversely affect the rights and preferences of MTP Shares of such series, and (ii) a division of a preferred share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of the MTP Shares of such series; and provided, further, that no amendment, alteration or repeal of the obligations of the Acquiring Fund to (x) pay the Term Redemption Price on the Term Redemption Date for the MTP Shares of such series or (y) accumulate dividends at the Dividend Rate for the MTP Shares of such series will be effected without, in each case, the prior unanimous vote or consent of the holders of the MTP Shares of such series. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of an MTP Share of a series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share.

Under the terms of the MTP Statement, unless a higher percentage is provided for in the Acquiring Fund’s Declaration of Trust, the affirmative vote of the holders of at least a “majority of the outstanding shares of Preferred Shares,” including the MTP Shares outstanding at the time, voting as a separate class, will be required to (i) approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company, (ii) approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of preferred shares or (iii) approve any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred

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Shares” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of MTP Shares to vote on any matter, whether such right is created by the MTP Statement, by the provisions of the Acquiring Fund’s Declaration of Trust, by statute or otherwise, no holder of MTP Shares will be entitled to vote any MTP Shares, and no MTP Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MTP Shares will have been given in accordance with the MTP Statement, and the Redemption Price for the redemption of such MTP Shares will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No MTP Shares held by the Acquiring Fund will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes. Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective rating agency, may be amended by the respective rating agency without the vote, consent or approval of the Acquiring Fund, the Board of the Acquiring Fund and any holder of MTP Shares, or any other shareholder of the Acquiring Fund. Unless otherwise required by law or the Acquiring Fund’s Declaration of Trust, holders of MTP Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the MTP Statement. The holders of MTP Shares will have no rights to cumulative voting. In the event that the Acquiring Fund fails to declare or pay any dividends on MTP Shares, the exclusive remedy of the holders will be the right to vote for additional trustees as discussed above; provided that the foregoing does not affect the obligation of the Acquiring Fund to accumulate and, if permitted by applicable law and the MTP Statement, pay dividends at the Default Rate as discussed above.

Rating Agencies

The Acquiring Fund will use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to each series of MTP Shares for so long as each series of MTP Shares is outstanding (which credit rating may consist of a credit rating on the MTP Shares generally or the preferred shares generally). “Rating Agency” means any of Moody’s, S&P or Fitch, as designated by the Board from time to time to be a Rating Agency for purposes of the MTP Statement. The Board has initially designated Moody’s, S&P and Fitch to be Rating Agencies. The Acquiring Fund will use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a series of MTP Shares for so long as such series is outstanding. The Board may elect to terminate the designation of any Rating Agency previously designated by the Board to act as a Rating Agency for purposes of the MTP Statement (provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board with any other Rating Agency not so designated at such time, if such replacement Rating Agency has at the time of such replacement (i) issued a rating for MTP Shares of such series and (ii) entered into an agreement with the Acquiring Fund to continue to issue such rating subject to the Rating Agency’s customary conditions. A copy of the current Rating Agency Guidelines will be provided to any holder of MTP

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Shares promptly upon request therefor made by such holder to the Acquiring Fund by writing the Acquiring Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

In September 2013, following the completion of a broad review of ratings of all market value securities, including preferred shares issued by closed-end funds, S&P published updated criteria for rating preferred shares issued by closed-end funds. As a result, a number of preferred shares issued by many municipal and equity closed-end funds were put on CreditWatch negative. On December 23, 2013, S&P announced that it had placed the long-term ratings of the VRDP Shares of the Acquiring Fund and the MTP Shares of the Target Fund on CreditWatch negative. Shares placed on CreditWatch negative are subject to the risk of potential downgrade when S&P takes final ratings action, which is not expected to occur until after March 2014. As indicated above, the Acquiring Fund, like the Target Fund, will use commercially reasonable efforts to cause at least one rating agency to issue a credit rating with respect to the MTP Shares for so long as the MTP Shares are outstanding, as is the case for the Target Fund, but the Acquiring Fund will not otherwise be required to maintain any particular long-term ratings for the MTP Shares and may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for the MTP Shares without replacement, in either case without the approval of holders of MTP Shares or other shareholders. Also, as described elsewhere herein, the fixed dividend rate on the MTP Shares will be subject to an increase in the event that ratings are downgraded below specified levels or if no rating agency is then rating the MTP Shares, but a downgrade by or removal of S&P alone would not have such effect. The Board has authorized the termination of S&P as a rating agency with respect to the long-term ratings of the VRDP Shares of the Acquiring Fund and the MTP Shares of the Target Fund, and such termination is expected to occur prior to the Reorganization. Such action is not expected to affect S&P’s short-term ratings of the VRDP Shares and does not affect the other long-term or short-term ratings of the VRDP Shares and the MTP Shares.

Issuance of Additional Preferred Shares

So long as any MTP Shares are outstanding, the Acquiring Fund may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Acquiring Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MTP Shares as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Acquiring Fund, including additional series of MTP Shares, and authorize, issue and sell additional shares of any such series of preferred shares then outstanding or so established and created, including additional MTP Shares, in each case in accordance with applicable law, provided that the Acquiring Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof, including to the redemption of preferred shares with such proceeds, have Asset Coverage of at least 225%. The Acquiring Fund’s agreements with the liquidity providers for the VRDP Shares require the Acquiring Fund to obtain the prior consent of the liquidity providers to any such issuance of additional preferred shares.

Actions on Other than Business Days

Unless otherwise provided herein or in the MTP Statement, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

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Modification

The Board, without the vote of the holders of MTP Shares, may interpret, supplement or amend the provisions of the MTP Statement or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other preferred shares of the Acquiring Fund.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General.    Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Under each Fund’s declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each Fund contains such provisions.

Shareholder Voting.    The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the

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merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further

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provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Fund

General

The Funds have similar investment objectives and policies. The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals (i.e., the AMT) and California income tax. The secondary investment objective of the Acquiring Fund is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds the Fund’s investment adviser and/or sub-adviser believe are underrated or undervalued or that represent municipal market sectors that are undervalued. The Target Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income taxes and California personal income taxes, consistent with the Fund’s investment policies. The secondary investment objective of the Target Fund is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt California municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. With the exception of the AMT component of the Acquiring Fund’s investment objectives and certain immaterial wording differences, the investment objectives are consistent between the Funds. (As described more fully below, it is a non-fundamental policy of each Fund to invest, under normal circumstances, at least 80% of its managed assets in investment-grade securities.)

Each Fund’s investment objectives are fundamental policies of the Fund, and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting as a single class, and of holders of a majority of the outstanding preferred shares also voting separately as a single class.

Investment Policies

The Acquiring Fund and the Target Fund have similar investment policies. It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its Managed Assets, in municipal securities and other related investments, the income of which is exempt from regular federal and California income taxes. As a non-fundamental policy, the Acquiring Fund invests at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from the AMT.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the Sub-Adviser. Also, as a non-fundamental

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policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the research and analysis of the Adviser and/or the Sub-Adviser when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Reorganization SAI.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued

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because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for the Target Fund) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares.

Each Fund will invest in California municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by a Fund may be shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. As of August 31, 2013, the average effective maturities of the portfolios of the Acquiring Fund and Target Fund were 20.44 and 18.53 years, respectively.

Each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Each Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond

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deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal or California income taxes and if the proportion of taxable investments exceeded 50% of a Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

Portfolio Investments

Municipal Securities

General.    The Funds may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and California income taxes and, in the case of the Acquiring Fund only, the AMT. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal

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securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Funds.

The municipal securities in which the Funds invest are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Sub-Adviser to be reliable), is exempt from regular federal and California income taxes and, with respect to the Acquiring Fund only, the AMT. Accordingly, with respect to the Target Fund, the interest may be subject to the AMT. Each Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and California income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

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A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

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Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short term floater is generally assured liquidity at the face value of the security, a Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust

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in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

The Funds may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable

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income of a Fund and, to the extent distributed, will be taxable to shareholders. A Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Special Considerations Relating to California Municipal Securities

As described above, each Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes and, with respect to the Acquiring Fund only, from the AMT. A Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of California municipal bonds. Information regarding the financial condition of the State of California is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the State of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov. Complete text of the Governor’s proposed 2014-2015 budget, the 2013-2014 budget, and prior budgets, may be found at the electronic budget website of the Department of Finance (www.ebudget.ca.gov).

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The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements referred to above prepared in connection with the issuance of general obligation bonds of California.

The Legislative Analyst’s Office (the “LAO”) has released several reports which include their estimates and assessments of State budget acts and associated fiscal and economic projections. Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656. Complete text of the State Controller’s monthly Summary Analysis may be accessed at the State Controller’s website (www.sco.ca.gov).

Each Fund’s policy of investing in municipal securities of issuers located in California makes the Fund more susceptible to the adverse economic, political or regulatory occurrences affecting such issuers. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State of California to make payment on such local obligations in the event of default.

None of the information on the above websites is incorporated herein by reference.

See “Concentration Risk” and Appendix F to this Joint Proxy Statement/Prospectus (“Factors Affecting Municipal Securities in California”).

Derivatives

General.    Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

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The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Futures Options and Swaps.    Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (“CEA”) and neither it nor the Adviser or the Sub-Adviser is currently subject to registration or regulation with respect to its activities as such under the CEA. In February 2012, the Commodity Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser and/or the Sub-Adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Funds may enter into futures transactions, engage in options transactions or engage in swap transactions.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which a Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

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The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote “FOR” the approval of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided,

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however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the declaration of trust or statement establishing and fixing the rights and preferences of preferred shares adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s declaration of trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees. See “Proposal No. 1—Board Leadership Structure and Risk Oversight—Board Member Terms.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

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The Acquiring Fund’s declaration of trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions. Because both the Acquiring Fund and the Target Fund are Massachusetts business trusts, the Target Fund’s declaration of trust contains provisions similar to those discussed above.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VRDP Shares and MTP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including VRDP Shares and MTP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the

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Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund VRDP Shares

The Acquiring Fund currently has outstanding 2,916 VRDP Shares in four series, with a par value $0.01 per share and a liquidation preference per share of $100,000. The Reorganization will not affect the Acquiring Fund’s outstanding VRDP Shares, which will remain outstanding following the completion of the Reorganization. The Acquiring Fund initially issued Series 1 VRDP Shares in a private offering during August 2008. In June 2010, the Acquiring Fund exchanged all 355 of its Series 1 VRDP Shares for 355 Series 2 VRDP Shares in privately negotiated exchanges. In May 2012, the Acquiring Fund concurrently issued three additional series of VRDP Shares, designated Series 3, Series 4 and Series 5 in private transactions in connection with reorganizations of three other Nuveen funds into the Acquiring Fund at that time. The Fund issued an additional 350 Series 4 VRDP Shares in a private offering in January 2013. The VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The holders of the VRDP Shares of each series will be asked to vote separately by series on the amendment and restatement of the applicable Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares to conform generally the terms of the VRDP Shares of each series to the terms of more recent offerings of VRDP shares by Nuveen funds. If the amendments are approved, the terms of the VRDP Shares of each series will be substantially similar to the existing terms of the VRDP Shares, and the amendments will not affect the terms of the VRDP Shares described below.

Each series of VRDP Shares has a final mandatory redemption date as follows: Series 2 on June 1, 2040; Series 3 on March 1, 2040; Series 4 on December 1, 2040; and Series 5 on June 1, 2041. The VRDP Shares of each series are subject to earlier redemption or repurchase by the Fund prior to the applicable final mandatory redemption date and pay an adjustable dividend rate set weekly by the applicable remarketing agent. Holders of the VRDP Shares have the right to give notice on any business day to tender the securities for remarketing in seven days. The VRDP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate on the VRDP Shares of the applicable series will reset to a maximum rate as defined in the governing documents of such series.

The VRDP Shares of each series have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all outstanding VRDP Shares of the applicable series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding VRDP Shares of the applicable series prior to termination of the related purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

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The obligation of each liquidity provider to purchase the VRDP Shares of the applicable series pursuant to the related purchase agreement runs to the benefit of the holders of the outstanding VRDP Shares of such series and is unconditional and irrevocable, and as such the short-term ratings assigned to the VRDP Shares of each series are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider has entered into a purchase agreement with respect to the VRDP Shares of the applicable series of the Acquiring Fund, which is subject to periodic extension by agreement with the Acquiring Fund.

Prior to the applicable final mandatory redemption date, the VRDP Shares of each series are subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. VRDP Shares of each series may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but not excluding, the date fixed for redemption. Pursuant to the statement of preferences and a fee agreement with the liquidity provider for the VRDP Shares of each series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the applicable requirement, if the Acquiring Fund fails to maintain (i) the minimum VRDP asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider or (ii) the VRDP basic maintenance amount prescribe by the applicable rating agencies then rating the VRDP Shares of the applicable series, and such failures are not cured by the applicable cure date. In the event of changes in, or elimination of, any or all long-term ratings of the VRDP Shares, the requirement to effect a mandatory redemption after the applicable cure date upon a failure to maintain the VRDP basic maintenance amount may be changed or eliminated. The Acquiring Fund is not required under the respective VRDP Statements to maintain any particular long-term ratings for the VRDP Shares and may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for any series of VRDP Shares without replacement, in either case, without the approval of preferred shareholder or other shareholders of the Acquiring Fund.

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the applicable VRDP Statement, or as otherwise required by applicable law, (i) each holder of VRDP Shares is entitled to one vote for each VRDP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of VRDP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including VRDP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including VRDP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of VRDP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the VRDP Shares or holders of VRDP Shares. Holders of VRDP Shares also are entitled to vote as a class with

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holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The VRDP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The VRDP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including the New MTP Shares.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund primarily invests in municipal securities issued by California, its cities and local authorities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund, however, attempts to limit income subject to the federal alternative minimum tax applicable to individuals. The Acquiring Fund will annually provide a report indicating the percentage

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of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal bonds owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, or for certain high income individuals, 20%. Certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year.

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Dividends declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15% (or 20% for certain high income individuals), while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such accrued income, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

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The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

With respect to the MTP Shares issued in the Reorganization, the Acquiring Fund will receive an opinion from special tax counsel that the MTP Shares of the Acquiring Fund will constitute equity of the Fund, and the foregoing discussion assumes such treatment. Accordingly, distributions with respect to the MTP Shares (other than distributions in redemption of the MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

California Tax Matters

The following is based upon the advice of Sidley Austin LLP, special tax counsel to the Acquiring Fund.

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Acquiring Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. Please see the Reorganization SAI for additional information.

The following is based on the assumptions that the Acquiring Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy the conditions that will cause distributions by the Acquiring Fund to qualify as exempt-interest dividends to shareholders for federal and California purposes.

The Acquiring Fund intends to distribute substantially all of its net income and gains to its shareholders, and therefore, it is not expected that the Acquiring Fund will be subject to California corporate franchise or corporation income tax to the extent its earnings are so distributed.

If, at the close of each quarter of the Acquiring Fund’s taxable year, at least 50% of the aggregate value of its total assets consists of obligations that, when held by individuals, pay interest

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that is exempt from tax by California under California or federal law, then distributions by the Acquiring Fund that are attributable to interest on any such obligation will not be subject to the California personal income tax; provided that such distributions are properly reported by the Acquiring Fund as exempt-interest dividends in written statements furnished to the Acquiring Fund’s shareholders. All other distributions, including distributions attributable to capital gains, will be includable in gross income for purposes of the California personal income tax.

Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in the shares will not be deductible for purposes of the California personal income tax.

All distributions of the Acquiring Fund, regardless of source, to corporate shareholders that are subject to the California corporate franchise tax will be included in gross income for purposes of such tax, notwithstanding that all or a portion of such distributions may be exempt from California personal income tax.

Gain on the sale, exchange, or other disposition of shares will be subject to the California personal income and corporate franchise tax. In addition, any loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of shares within thirty days before or after the acquisition of other shares may be disallowed under the “wash sale” rules.

Shares may be subject to the California estate tax if held by a California decedent at the time of death.

The foregoing is a general summary of certain provisions of applicable California tax law as presently in effect as it directly governs the taxation of California resident individual and corporate holders of shares of the Acquiring Fund. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. Shareholders should consult with their own tax advisor for more detailed information concerning California and other state and local tax matters.

Other State and Local Tax Matters

While distributions qualifying as exempt-interest dividends under federal and California law will be exempt from regular federal and California personal income taxes, they may not be exempt from other state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Acquiring Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Acquiring Fund will indicate, on a state-by-state basis, the source of this income. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters or the tax laws of their state and locality of residence.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including

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interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions.

The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Legal Opinions

Certain legal matters in connection with the issuance of common shares and MTP Shares pursuant to the Agreement and Plan of Reorganization will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Report for the year ended February 28, 2013 are incorporated herein. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and the Target Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Fund

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information, of each Fund as of December 26, 2013.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common Shares	Unlimited	—	41,843,761
Preferred Shares (VRDP)	Unlimited	—	2,916
Target Fund:
Common Shares	Unlimited	—	5,732,845
Preferred Shares (MTP)	Unlimited	—	3,525,000

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The common shares of the Acquiring Fund and the Target Fund are listed and trade on the NYSE and the NYSE MKT, respectively, under the ticker symbols NKX and NCU, respectively. The MTP Shares of the Target Fund are listed and trade on the NYSE under the ticker symbol NCU PrC. The VRDP Shares of the Acquiring Fund are not listed on any exchange. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE and the MTP Shares of the Acquiring Fund will be listed on the NYSE.

Shareholders of the Acquiring Fund and the Target Fund

As of December 31, 2013, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before December 26, 2013. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of December 26, 2013.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund

Acquiring Fund—Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,311,222	10.30%	10.27%	N/A

Target Fund—Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	575,696	10.05%	10.27%	N/A

Target Fund—MTP Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	434,591	12.33%	12.33%	12.32%

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of the Acquiring Fund and individual money market funds within such complexes may beneficially own

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an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of the Acquiring Fund. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents (number of VRDP Shares and percentage of total outstanding) is as follows: Acquiring Fund (Series 2): Schwab (177 shares (49.86%)) and Federated (178 shares (50.14%)); Acquiring Fund (Series 3): JPMorgan (265 shares (62.06%)) and Bank of America (162 shares (37.94%)); Acquiring Fund (Series 4): Blackrock (75 shares (6.88%)), Vanguard (395 shares (36.24%)), Federated (375 shares (34.40%)), Bank of America (100 shares (9.18%)) and Morgan Stanley (145 shares (13.30%)); and Acquiring Fund (Series 5): Schwab (553 shares (52.97%)) and JPMorgan (491 shares (47.03%)). Based on the preferred shares outstanding as of December 26, 2013, each holder of VRDP Shares listed in the foregoing sentence would own less than 0.03% of the estimated pro forma preferred shares of the combined fund.

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains and evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

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The current members of the committee are:

Jack B. Evans

Robert P. Bremner

David J. Kundert

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

Audit and Related Fees.    The following table provides the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Acquiring Fund	$21,200	$22,250	$—	$1,500	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Target Fund	21,200	22,250	—	—	—	—	—	—	—	—	—	—	—	—

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Non-Audit Fees.    The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years. Less than 50 percent of the principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—
Target Fund	—	—	—	—	—	—	—	—

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and Target Fund.”

Expenses of Proxy Solicitation

The costs of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the

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Funds pro rata based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2014 annual meeting of shareholders of the Funds, shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 31, 2014, which each Fund believes to be a reasonable time before each Fund expects to send its proxy statement for the 2014 annual meeting. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund no later than by the later of 45 days prior to the 2014 annual meeting or the tenth business day following the date the 2014 annual meeting date is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganization is consummated, the Target Fund will cease to exist and will not hold its 2014 annual meeting. If the Reorganization is not approved or is not consummated, the Target Fund will hold its 2014 annual meeting of shareholders, expected to be held in November 2014.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is February 28.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 24, 2014

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Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals other than the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of             , 2014 by and between Nuveen California AMT-Free Municipal Income Fund (the “Acquiring Fund”) and Nuveen California Premium Income Municipal Fund (the “Target Fund”), each, a Massachusetts business trust. The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and together as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and newly issued MuniFund Term Preferred Shares (“MTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $10 per share, as set forth in this Agreement (“Acquiring Fund MTP Shares” and, together with the Acquiring Fund Common Shares, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all the Acquiring Fund Common Shares and Acquiring Fund MTP Shares received by the Target Fund to the holders of common shares and MTP Shares of the Target Fund, respectively, as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and the same number of Acquiring Fund MTP Shares as the number of MTP Shares of the Target Fund outstanding immediately prior to the Closing (as defined in Section 3.1) and having substantially identical terms as the Target Fund’s MTP Shares as of the Closing Date, and (ii) to assume substantially all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund MTP Shares to be issued to the Target Fund shall consist of a separate series, as set forth in Exhibit A hereto, and such series shall: (i) have equal priority with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference over the common shares of the Acquiring Fund with respect to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer substantially all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund shall retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4 and the dividend or dividends set forth in Section 8.5.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies, and/or restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of such securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the preferred share dividends set forth in Section 1.4 and the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the preferred share dividends set forth in Section 1.4 or the dividend(s) set forth in Section 8.5.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing MTP Shares of the Target Fund up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund MTP Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), the Target Fund shall declare all accumulated but unpaid dividends on its MTP Shares up to and including the day immediately preceding the Closing Date. Such dividends shall be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund MTP Shares for which the MTP Shares of the Target Fund were exchanged to the holders thereof as of the day immediately preceding the Closing Date. The Target Fund shall retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets shall not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by the Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target Fund Common Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, one of the Acquiring Fund MTP Shares received by the Target Fund (together with any Interim Dividends) in exchange for each MTP Share of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing; and (b) the Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro-rata share of the Acquiring Fund Common Shares received by the Target Fund and in the case of a Target Fund Preferred Shareholder, the same number of Acquiring Fund MTP Shares received by the Target Fund as the number of MTP Shares of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing, and by paying to Target Fund Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s common shares or preferred shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

1.9        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of the Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for the Target Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of the Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund in the Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders on the Closing Date after the Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable due to, either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Valuation Time shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The Closing shall occur on             , 20    or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. Central time. The Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause State Street, as custodian for the Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares and MTP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares and MTP Shares of the Target Fund, and the number and percentage ownership of outstanding common shares and MTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause State Street in its capacity as transfer agent with respect to common shares and MTP Shares, to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants solely on its own behalf with respect to the Reorganization as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (“Target Fund MTP Statement”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of February 28, 2013, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 28, 2013, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Target Fund as of August 31, 2013 have been prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2013, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        The authorized capital of the Target Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund under Massachusetts law). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the

Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Acquiring Fund VRDP Statement”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of February 28, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of February 28, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        The unaudited semi-annual financial statements of the Acquiring Fund as of August 31, 2013 have been prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of August 31, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and the Target Fund will call a meeting of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares and Acquiring Fund MTP Shares to be issued to Target Fund Shareholders, as applicable (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement (the “Joint Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Target Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, the Target Fund shall have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust, Target Fund MTP Statement and By-Laws. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, Acquiring Fund VRDP Statement and By-Laws.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund, did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, Acquiring Fund VRDP Statement or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, Acquiring Fund VRDP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        The execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the

Target Fund’s Declaration of Trust, Target Fund MTP Statement or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, Target Fund MTP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.8        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund followed by the distribution to Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund MTP Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of K&L Gates LLP with respect to such issue.

8.9        The Acquiring Fund shall have obtained written confirmation from the rating agencies then rating the preferred shares of the Funds that: (a) consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing Acquiring Fund VRDP Shares; and (b) the Acquiring Fund MTP Shares to be issued pursuant to Section 1.1 will be rated by such rating agencies no less than the then current rating assigned by such rating agencies to the MTP Shares of the Target Fund exchanged therefor.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be allocated between the Funds pro-rata based on the projected relative benefits to each Fund during the first year following the Reorganization and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by the Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, the Target Fund Board, the Acquiring Fund, the Target Fund, the Adviser, or any Fund’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the property of such Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of a Fund as provided in its Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN CALIFORNIA AMT-FREE MUNICIPAL INCOME FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

EXHIBIT A

Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganization
MTP Shares, 2.00% Series 2015 Fixed Dividend Rate: 2.0% Term Redemption Date: October 1, 2015	MTP Shares, 2.00% Series 2015 Fixed Dividend Rate: 2.0% Term Redemption Date: October 1, 2015

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the Funds.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of February 28, 2013, including the financial highlights for each of the periods presented therein, have been audited by Ernst & Young LLP, independent registered public accounting firm. Also included is selected data for the six months ended August 31, 2013, which is unaudited, and appears in the Fund’s 2013 Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended February 28/29:						Year Ended August 31:
Per Share Operating Performance	2014(i)	2013	2012	2011	2010	2009(f)	2008	2007	2006	2005	2004	2003(g)
Beginning Common Share Net Asset Value	$15.57	$14.73	$12.82	$14.03	$12.85	$14.19	$14.47	$14.92	$15.17	$14.62	$13.79	$14.33

Investment Operations:
Net Investment Income (Loss)	0.42	0.77	0.83	0.81	0.85	0.39	0.97	0.96	0.95	0.96	0.96	0.64
Net Realized/ Unrealized Gain (Loss)	(2.34)	0.97	1.91	(1.22)	1.09	(1.32)	(0.30)	(0.46)	(0.25)	0.57	0.84	(0.33)
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00	0.00 **	(0.24)	(0.24)	(0.21)	(0.13)	(0.06)	(0.04)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00	(0.01)	0.00	0.00	0.00	0.00	0.00	0.00

Total	(1.92)	1.74	2.74	(0.41)	1.94	(0.94)	0.43	0.26	0.49	1.40	1.74	0.27

Less Distributions:
From Net Investment Income to Common Shareholders	(0.42)	(0.88)	(0.83)	(0.80)	(0.76)	(0.35)	(0.71)	(0.71)	(0.74)	(0.85)	(0.91)	(0.60)
From Accumulated Net Realized Gains to Common Shareholders	0.00	(0.02)	0.00	0.00	0.00	(0.05)	0.00	0.00	0.00	0.00	0.00	0.00

Total	(0.42)	(0.90)	(0.83)	(0.80)	(0.76)	(0.40)	(0.71)	(0.71)	(0.74)	(0.85)	(0.91)	(0.60)

Offering Costs and Preferred Share Underwriting Discounts	—	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.21)
Ending Common Share Net Asset Value	$13.23	$15.57	$14.73	$12.82	$14.03	$12.85	$14.19	$14.47	$14.92	$15.17	$14.62	$13.79

Ending Market Value	$12.04	$15.12	$15.06	$11.78	$12.87	$11.75	$13.78	$14.47	$14.27	$14.38	$14.19	$13.56
Total Returns:
Based on Common Share Net Asset Value(b)	(12.54)%	12.08%	21.95%	(3.18)%	15.49%	(6.42)%	2.97%	1.69%	3.43%	9.84%	12.86%	0.34%
Based on Market Value(b)	(17.83)%	6.53%	36.10%	(2.71)%	16.39%	(11.55)%	0.12%	6.35%	4.56%	7.46%	11.54%	(5.79)%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$553,645	$651,402	$86,731	$75,493	$82,579	$75,661	$83,531	$85,144	$87,775	$89,272	$86,008	$81,141
Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)
Expenses(e)	1.63%*	1.64%	1.90%	2.06%	1.68%	2.57%*	1.33%	1.27%	1.22%	1.21%	1.23%	1.14%*
Net Investment Income (Loss)	5.65%*	5.48%	6.03%	5.74%	6.11%	5.89%*	6.28%	5.95%	5.97%	5.95%	6.17%	5.25%*
Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Expenses(e)	N/A	N/A	N/A	1.97%	1.47%	2.27%*	0.94%	0.79%	0.74%	0.74%	0.74%	0.69%*
Net Investment Income (Loss)	N/A	N/A	N/A	5.83%	6.32%	6.19%*	6.67%	6.43%	6.45%	6.42%	6.66%	5.70%*
Portfolio Turnover Rate(h)	13%	20%	7%	8%	— ***	3%	28%	15%	4%	3%	20%	45%
Auction Rate Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$—	$—	$45,000	$45,000	$45,000	$45,000	$45,000
Asset Coverage $25,000 Per Share	$—	$—	$—	$—	$—	$—	$—	$72,302	$73,764	$74,595	$72,782	$70,078
Variable Rate Demand Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$291,600	$291,600	$35,500	$35,500	$35,500	$35,500	$35,500	$—	$—	$—	$—	$—
Asset Coverage $100,000 Per Share	$289,865	$323,389	$344,312	$312,655	$332,616	$313,131	$335,299	$—	$—	$—	$—	$—

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate Demand Preferred Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate Demand Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Note 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3—Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year ended 2/28-2/29:
2014(i)	0.63	%*
2013	0.59
2012	0.67
2011	0.92
2010	0.57
2009(f)	1.03	*

Year ended 8/31:
2008	0.08
2007	0.06
2006	—
2005	—
2004	—
2003(g)	—

(f)	For the six months ended February 28, 2009.
(g)	For the period November 21, 2002 (commencement of operations) through August 31, 2003.
(h)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions in the most recent shareholder report) divided by the average long-term value during period.
(i)	For the six months ended August 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Calculates to less than 1%.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

Target Fund

The following financial highlights table is intended to help you understand the Target Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of February 28, 2013, including the financial highlights for each of the periods presented therein, have been audited by Ernst & Young LLP, independent registered public accounting firm. Also included is selected data for the six months ended August 31, 2013, which is unaudited, and appears in the Fund’s 2013 Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended February 28/29:						Year Ended August 31;
Per Share Operating Performance	2014(f)	2013	2012	2011	2010	2009(e)	2008	2007	2006	2005	2004	2003
Beginning Common Share Net Asset Value	$15.93	$15.31	$12.96	$13.71	$12.37	$13.67	$14.06	$14.63	$15.03	$14.51	$13.66	$14.42

Investment Operations:
Net Investment Income (Loss)	0.40	0.79	0.84	0.92	0.95	0.43	0.92	0.90	0.89	0.90	0.94	0.96
Net Realized/Unrealized Gain (Loss)	(1.92)	0.69	2.38	(0.79)	1.13	(1.29)	(0.43)	(0.52)	(0.30)	0.60	0.85	(0.78)
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	(0.02)	(0.03)	(0.10)	(0.24)	(0.24)	(0.21)	(0.12)	(0.06)	(0.07)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00	0.00 **	0.00	(0.01)	0.00	0.00	0.00	0.00

Total	(1.52)	1.48	3.22	0.11	2.05	(0.96)	0.25	0.13	0.38	1.38	1.73	0.11

Less Distributions:
From Net Investment Income to Common Shareholders	(0.42)	(0.86)	(0.87)	(0.86)	(0.72)	(0.33)	(0.64)	(0.67)	(0.77)	(0.86)	(0.88)	(0.87)
From Accumulated Net Realized Gains to Common Shareholders	0.00	0.00	0.00	0.00	0.00	(0.01)	0.00	(0.03)	(0.01)	0.00	0.00	0.00

Total	(0.42)	(0.86)	(0.87)	(0.86)	(0.72)	(0.34)	(0.64)	(0.70)	(0.78)	(0.86)	(0.88)	(0.87)

Discount from Common Shares Repurchased and Retired	0.00	0.00	0.00	0.00 **	0.01	0.00 **	0.00	0.00	0.00	0.00	0.00	0.00
Ending Common Share Net Asset Value	$13.99	$15.93	$15.31	$12.96	$13.71	$12.37	$13.67	$14.06	$14.63	$15.03	$14.51	$13.66

Ending Market Value	$12.80	$15.78	$15.15	$12.28	$12.11	$10.06	$12.58	$13.03	$14.01	$14.37	$13.67	$13.02
Total Returns:
Based on Common Share Net Asset Value(b)	(9.71)%	9.89%	25.65%	0.63%	17.06%	(6.92)%	1.81%	0.82%	2.72%	9.75%	12.94%	0.69%
Based on Market Value(b)	(16.47)%	10.10%	31.68%	8.34%	28.13%	(17.22)%	1.51%	(2.21)%	3.14%	11.76%	12.04%	(0.91)%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$80,215	$91,337	$87,755	$74,275	$78,581	$71,260	$78,966	$81,200	$84,467	$86,785	$83,772	$78,859
Ratios to Average Net Assets Applicable to Common Shares(c)
Expenses(d)	2.09%*	2.12%	2.29%	1.69%	1.30%	1.57%*	1.34%	1.29%	1.23%	1.21%	1.23%	1.24%
Net Investment Income (Loss)	5.20%*	5.01%	6.02%	6.66%	7.18%	7.06%*	6.56%	6.14%	6.09%	6.08%	6.62%	6.72%
Portfolio Turnover Rate(g)	10%	10%	14%	5%	10%	14%	5%	11%	20%	13%	19%	24%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$34,375	$40,875	$43,000	$43,000	$43,000	$43,000	$43,000	$43,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$82,150	$68,584	$70,910	$72,209	$74,109	$75,456	$73,704	$70,848
MuniFund Term Preferred Shares at End of Period(h)
Aggregate Amount Outstanding (000)	$35,250	$35,250	$35,250	$35,250	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $10 Share	$32.76	$35.91	$34.90	$31.07	$—	$—	$—	$—	$—	$—	$—	$—
Ending Market Value Per Share (2015)	$10.02	$10.05	$10.06	$9.63	$—	$—	$—	$—	$—	$—	$—	$—
Average Market Value Per Share (2015)	$10.02	$10.05	$9.84	$9.74 ***	$—	$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or MuniFund Term Preferred Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to MuniFund Term Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1—General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Note 3—Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended February 28/29:
2014(f)	1.03	%*
2013	1.01
2012	1.14
2011	0.55
2010	0.06
2009(e)	0.20	*

Year Ended August 31:
2008	0.11
2007	0.08
2006	—
2005	—
2004	—
2003	—

(e)	For the six months ended February 28, 2009.
(f)	For the six months ended August 31, 2013.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions in the most recent shareholder report) divided by the average long-term market value during the period.
(h)	The Fund did not issue MuniFund Term Preferred Shares prior to the fiscal year ended February 28, 2011.
*	Annualized. (Unaudited)
**	Rounds to less than $.01 per share.
***	For the period September 22, 2010 (first issuance date of shares) through February 28, 2011.

APPENDIX C

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table sets forth for each Board Member and Board Member Nominee the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by such Board Member or Board Member Nominee as of December 31, 2013.

Dollar Range of Equity Securities

Board Member/Nominee(2)	Acquiring Fund	Target Fund	Family of Investment Companies(1)
Board Members/Nominees who are not “interested persons” of the Funds
Robert P. Bremner	None	None	over $	100,000
Jack B. Evans	None	None	over $	100,000
William C. Hunter	None	None	over $	100,000
David J. Kundert	None	None	over $	100,000
John K. Nelson(3)	None	None		None
William J. Schneider	None	None	over $	100,000
Judith M. Stockdale	None	None	over $	100,000
Carole E. Stone	None	None	over $	100,000
Virginia L. Stringer	None	None	over $	100,000
Terence J. Toth	None	None	over $	100,000

Board Members who are interested persons of the Funds
William Adams IV(3)	None	None	over $	100,000
Thomas S. Schreier, Jr.(3)	None	None	over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member or Board Member Nominee in the Funds and in all Nuveen funds overseen by such Board Member or Board Member Nominee.

(2)	Board Members Hunter, Schneider, Stockdale, Stone and Stringer are Board Member Nominees for re-election at the Annual Meeting, as described in the Joint Proxy Statement/Prospectus.

(3)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Fund effective September 1, 2013.

C-1

The following table sets forth for each Board Member and Board Member Nominee individually and for the Board Members, Board Member Nominees and officers as a group the amount of shares beneficially owned in each Fund as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member, Board Member Nominee and officer.

Fund Shares Owned By Board Members And Officers(1)

Board Member/Nominee	Acquiring Fund	Target Fund
Board Members/Nominees who are not “interested persons” of the Funds	None	None
Robert P. Bremner	None	None
Jack B. Evans	None	None
William C. Hunter	None	None
David J. Kundert	None	None
John K. Nelson(2)	None	None
William J. Schneider	None	None
Judith M. Stockdale	None	None
Carole E. Stone	None	None
Virginia L. Stringer	None	None
Terence J. Toth	None	None

Board Members who are “interested persons” of the Funds
William Adams IV(2)	None	None
Thomas S. Schreier, Jr.(2)	None	None

All Board Members/Nominees and Officers as a Group	None	None

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Fund effective September 1, 2013.

C-2

APPENDIX D

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Fund Committee Meeting
Acquiring Fund	5	6	1	4	5	4	6	4
Target Fund	5	6	0	4	5	4	6	4

D-1

APPENDIX E

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.

Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the

Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management’s or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommending changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and considering management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, proposing to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX F

FACTORS AFFECTING MUNICIPAL SECURITIES IN CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions.

The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Funds nor their legal counsel has independently verified this information.

Overview

The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression. Although the State labor market conditions have improved since the depths of the recession, the State’s unemployment rate, at 8.5 percent in November 2013, was approximately 1.5 percent higher than the national average of 7.0 percent. Furthermore, relatively weak housing markets and depressed construction activity have dampened economic growth within the State, although recent data shows continuing improvement.

In addition to a slow recovery from the recent recession, California has faced serious budgetary problems in the past as a result of previous structural imbalances between State revenues and expenditures. A decline in the State Treasury General Fund (the “General Fund”) revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, contributed to multi-billion dollar deficits in prior years. However, with the approval by the voters in November 2012 of a seven-year personal income tax increase and a four-year sales tax increase (known as “Proposition 30”), the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the State’s Legislative Analyst’s Office (the “LAO”) reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance. The LAO further reported that the State’s budgetary condition in November 2013 was stronger than at any point in the past decade and that the State no longer had a structural imbalance in its budget. See “The State Budget—Constraints on the State Budget—Proposition 30” below.

The adopted State budget for fiscal year 2013-14 (the “2013-14 Budget Act”), which estimated a reserve of approximately $254 million, was projected to leave a fiscal year-end reserve of approximately $1.1 billion at June 30, 2013. However, the Governor revised the projected balance in his proposed budget to be approximately $3.3 billion as of June 30, 2014, largely due to higher than expected capital gains tax revenue in 2013. The projected budget results are a dramatic improvement from prior budgets following the recession, which, with the exception of the budget for fiscal year 2012-13 (the “2012-13 Budget Act”), consistently had multi-billion dollar deficits. See “2013-14 State Budget” below.

Most local government agencies continue to face budget constraints due to limited taxing powers and a weakened economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions. Generous and unfunded salary and benefit packages payable to local public employees, especially safety personnel, have weighed heavily on many cities throughout the State. Counties, in particular, also face the rising costs of mandated expenditures for health, welfare and public safety.

Economic Factors

California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The 2012 estimate of the State’s population is 37.8 million, which represents over 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

California’s job market remains the weakest it has been in decades. The State’s unemployment rate increased from 6.1 percent at the start of 2008 to a high of 12.5 percent in the last four months of 2010. The rate has improved thereafter with the State’s unemployment falling to 8.5 percent in November 2013. However, the State’s unemployment rate remains higher than the United States unemployment rate, which was 7.0 percent for November 2013.

State personal income declined by 2.8 percent in 2009 from the previous year due to the large toll of lost jobs during the recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. However, the State has made substantial gains since 2009. State personal income increased from the previous year by approximately 3.1 percent, 5.1 percent and 4.6 percent in 2010, 2011 and 2012, respectively. In 2012, State personal income surpassed pre-recession, 2008 levels. State personal income increased approximately 3.0 percent in the first half of 2013 over the same period in 2012.

In 2009, taxable sales were down nearly 15 percent from the prior year and down nearly 20 percent from the peak reached in 2007. Still, substantial gains in taxable sales have occurred since 2009. Taxable sales increased from the previous year by approximately 4.3 percent and 9.1 percent, respectively. Taxable sales during 2012 further increased approximately 7.2 percent from the previous year, recovering to approximately 99.4 percent of taxable sales in 2008. Taxable sales further increased approximately 5.2 percent in the first quarter of 2013 over the same period in 2012.

According to the Department of Finance, home building and real estate markets continue to be a source of economic weakness for the State, although recent data shows continuing improvement. The Statewide median price for existing single-family homes decreased more than 6 percent from 2010 to 2011, bringing the average median price to approximately $300,000. In October 2013, this number had increased to $427,290, which was an increase of more than 25 percent from a year earlier. Still, this median price is significantly lower than the 2007 annual median price of $560,270.

In 2010 and 2011, the State had the third and fourth highest rate of foreclosure in the United States, respectively, with foreclosure filings at nearly twice the national rate for each such year. However, foreclosure activity in 2012 in California decreased from 2011 by 25 percent, lowering the State’s foreclosure ranking to sixth highest in the nation, with filings approximately 68 percent higher than the national average.

Home building permitting, which suffered a long, steady decline from 2006 through 2009, increased from the prior year approximately 22.9 percent, 5.2 percent and 23.1 percent in 2010, 2011 and 2012, respectively. New home permits increased in the first eight months of 2013 by nearly 62 percent over the same period in 2012. Despite these gains, the 2013 eight month annualized rate was nearly 60 percent lower than the pre-recession peak reached in 2004.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Limitation on Property Taxes.    Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on Proposition 13, see “Local Governments—Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “—Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges.    On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added

Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “—Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Voter Requirements for Taxes and Fees.    Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amends provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This new requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote if Proposition 26 were in place, was repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.

Appropriations Limits.    The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.

With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimates the State was $12.7 billion under the limit in fiscal year 2012-13 and projects the State will be approximately $18.0 billion under its limit in fiscal year 2013-14.

Dedication of General Fund Revenues to Schools.    The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.

Capital Facilities Financing.    The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General

Fund after support of the public school system and public institutions of higher education. Since 2006, the voters and/or the State Legislature have authorized a significant amount of new general obligation bonds, lease revenue bonds and other General Fund-supported debt. From July 1, 2006 to September 1, 2013, the State aggregate principal amount of outstanding obligations primarily supported by the General Fund rose from $44.8 billion to approximately $85.8 billion. This outstanding debt consists of approximately $74.0 billion of general obligation bonds and approximately $11.8 billion of lease-revenue bonds. Moreover, as of September 1, 2013, the State had approximately $36.5 billion of authorized and unissued General Fund-supported general obligation bonds ($29.7 billion) and lease revenue bonds ($6.9 billion). In addition, a ballot measure is scheduled to be submitted to the voters in November 2014 (rescheduled from 2012) authorizing an additional $11.1 billion of general obligation bonds, principally to enhance the State’s water supply system.

Based upon revenue estimates included in the 2013-14 Budget Act, and including the debt issuances planned during the current fiscal year described below, debt service on General Fund-supported general obligation bonds and lease-revenue debt is estimated to equal approximately $5.7 billion, or 5.9 percent of General Fund revenues in fiscal year 2013-14. This debt service cost is net of reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.”

Future Bond Issuance Plans.    As the State had $36.5 billion of authorized but unissued General Fund-supported debt as of September 1, 2013, the issuance of General Fund-supported debt, primarily general obligation bonds, is likely to increase in coming years. Based upon the State’s current budget projections approximately $7.6 billion of such obligations will be issued in calendar year 2013. However, the exact amount that may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors. See “Bond Ratings” below.

Cash Management.    As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $10 billion of revenue anticipation notes for fiscal year 2012-13 (which have been repaid). The State Treasurer sold $6.5 billion of revenue anticipation notes in August 2013 as part of the State’s cash management program for fiscal year 2013-14. It is likely that the issuance of revenue anticipation notes will recur in future fiscal years.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature defers various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets, in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. As of June 30, 2013, the State Department of Water Resources had approximately $8.9 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had approximately $5.6 billion of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with over $12.0 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of June 30, 2013. None of these revenue bonds are backed by the State’s faith and credit or taxing power.

Recent Financial Results

Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. In fiscal year 2013-14, these sources are expected, under the Governor’s proposed 2014-15 State budget (the “Governor’s Proposed 2014-15 State Budget”), to contribute approximately 64.1 percent, 22.9 percent and 8.0 percent, respectively, of total General Fund revenues and transfers. The personal income tax structure is highly progressive with the top 1 percent of taxpayers paying approximately 41.1 percent of the total personal income tax in tax year 2011. The personal income tax has been made even more progressive with the passage of Proposition 30, which imposed additional taxes on earnings over $250,000 (retroactive to calendar 2012), resulting in an income tax of 12.3% on earnings over $1 million. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These sources can be particularly volatile.

Sales and use taxes and corporation taxes are subject to economic fluctuations as well, and have also been adversely affected during the State’s recovery from the recent recession. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.

The State is required to maintain a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the SFEU was in deficit of $3.9 billion, as of June 30, 2011 and $3.6 billion as of June 30, 2012. The 2013-14 Budget Act estimated an SFEU balance of $254 million as of June 30, 2013 and projected an SFEU balance of approximately $1.1 billion as of June 30, 2014. However, the Governor revised the projected balance in his proposed budget to be approximately $3.3 billion as of June 30, 2014, largely due to higher than expected capital gains tax revenue in 2013. See “Governor’s Proposed 2014-15 State Budget” and “2013-14 Budget Act—General Fund Budget Summary” below.

The sharp drop in revenues and the recurring use of flawed budget assumptions in the previous fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. In order to meet its General Fund obligations, the State resorted to long term budgetary borrowings. By February 2009, the State was forced to defer certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. In July 2009, the State’s cash resources had dwindled so far that the State Controller began to issue IOUs for certain lower priority obligations. This issuance was only the second time the State has issued IOUs since the 1930s.

In order to address the State’s cash flow emergency in calendar years 2009 and 2010, Governor Schwarzenegger ordered layoffs and unpaid furloughs of State employees.

The State entered fiscal year 2010-11 without a State budget for the 19th time in 25 years, which prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies. Once the 2010-11 Budget Act was enacted, however, the State was able to meet its obligations through short-term borrowings.

The 2011-12, 2012-13 and 2013-14 Budget Acts were each enacted timely. Further, with the approval by the voters of Proposition 30, the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the LAO reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance. The LAO further reported that the State’s budgetary condition in November 2013 was stronger at that time than at any point in the past decade and that there is no longer a structural imbalance in the State’s budget. See “The State Budget—Constraints on the State Budget—Proposition 30” below.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2013-14 Budget Act provides approximately 41 percent of General Fund revenues in fiscal year 2013-14 for K-14 programs covered by the Proposition 98 Guarantee. For fiscal year 2013-14, the Proposition 98 Guarantee is $55.3 billion, of which $39.1 billion is payable from the General Fund. This Proposition 98 Guarantee level reflects an increase of more than $8 billion in General Fund revenues in fiscal year 2013-14 from the prior fiscal year, and the adjustment of the Proposition 98 Guarantee for revenue and program shifts. The Proposition 98 guarantee includes a portion of revenue from the tax increases reflected in Proposition 30 and Proposition 39. In prior years, the State Legislature has approved deferrals of the Proposition 98 Guarantee to satisfy budget shortfalls. The 2013-14 Budget Act repays approximately $272 million of such deferred Proposition 98 payments to schools and community colleges. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Dedication of General Fund Revenues to Schools” above.

State and Local Pension and Post-Retirement Liabilities

General.    The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years. In fiscal year 2013-14, General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $2.3 billion and $1.4 billion, respectively. The combined contributions represent approximately 3.8 percent of all General Fund expenditures for fiscal year 2013-14. The State also provides other post-employment health care and dental benefits to state to its employees and certain of their spouses and dependents (hereinafter referred to as “OPEB”), which utilize a “pay-as-you-go” funding policy. In fiscal year 2013-14, General Fund contributions to OPEB are estimated to be approximately $1.5 billion or 1.6 percent of the total General Fund expenditures.

The most recent actuarial valuation released by the CalPERS Board showed, as of June 30, 2012, an accrued unfunded liability allocable to state employees (excluding judges and elected officials) of $28.2 billion on an actuarial value of assets (“AVA”) basis and $45.5 billion on a market value of assets (“MVA”) basis. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2012 at $71.0 billion on an AVA basis, and $80.4 billion on an MVA basis. The State’s most recent OPEB actuarial accrued liability report estimated an approximately $63.8 billion unfunded actuarial accrued liability as of June 30, 2013.

The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. Prior to 2012, CalPERS and CalSTRS had used an assumed 7.75 percent rate of return to calculate their respective unfunded liabilities. However, at meetings in February 2012 and March 2012, the CalSTRS Board and the CalPERS Board, respectively, voted to lower the investment earnings assumption to 7.50 percent (a reduction of 0.25 percent) commencing for actuarial valuations dated June 30, 2011. These assumption changes resulted in significant increases in unfunded liability. The assumption changes also increased retirement contributions for many local agencies which contract with CalPERS to manage their pension programs. However, recent CalPERS and CalSTRS investment returns have exceeded the assumed rate of return. On July 15, 2013, CalPERS reported a 12.5 percent return on investments for the twelve months ended June 30, 2013, and CalSTRS reported a 13.8 percent return on investments for the same period.

In April 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. These new policies are projected to increase required State and local contributions. It is possible that, in the future, the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.

Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, relatively more severe issues relating to unfunded pension and post-retirement benefit liabilities. These credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Three cities, Vallejo, Stockton and San Bernardino, entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost (particularly safety personnel) and unfunded pension and post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligation, and their respective obligations to CalPERS have proven to be a pivotal reason for their insolvency. Other cities (including other cities which contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. The Town of Mammoth Lakes also entered bankruptcy under Chapter 9 of the Federal bankruptcy code, but for different reasons, namely due to a large judgment entered against the city. Mammoth Lakes has exited bankruptcy protection after negotiating with its primary creditor. There can be no assurances that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, particularly if the economic recovery falters.

Pension Reform.    Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on the State and local basis. In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local government known as California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. Provisions in the reform legislation affecting the CalSTRS system do not change the State’s statutory contribution rate and will not likely have a material effect on State contributions in the short term, although a Senate Concurrent Resolution approved by both houses in August 2012 declares legislative intent to adopt measures during the 2013-14 legislative session to address the long-term funding needs of CalSTRS. The Legislative Analyst’s Office (LAO)’s analysis of PEPRA concluded that the legislation would have little or no effect on State finances in fiscal year 2012-13. Further, in a preliminary actuarial analysis of PEPRA, CalPERS projected total savings to the State of between $10.3 billion and $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Total savings to the State and local governments combined have been reported at between $40 billion and $60 billion over the next 30 years. The 2013-14 Budget Act directs an additional $41.9 million from the General Fund toward the State’s unfunded pension liability to reflect the savings resulting from increased employee contributions under PEPRA. Costs for OPEB are not addressed in PEPRA.

There are many other bills (which could impact the General Fund) passed by the State Legislature in the recent legislative session which remain under consideration by the Governor. However, California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief.

The State Budget

Overview.    The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the

Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that has only been met 11 times in the last three decades. However, the enactment of Proposition 25 has apparently made it easier for the State to meet its constitutional requirements. The Legislature approved and Governor Brown signed the 2013-14 Budget Act, the 2012-13 Budget Act and the 2011-12 Budget Act before the start of each such fiscal year.

Constraints on the Budget Process.    Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.

Balanced Budget Amendment.    On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also established the Budget Stabilization Account (the “BSA”), a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. The Governor suspended the annual transfer of money from the General Fund to the BSA every year since 2007. The BSA is currently unfunded due to withdrawals and defundings in recent years. However, the Governor’s Proposed 2014-15 Budget proposes depositing approximately $1.6 billion in fiscal year 2014-15. The Governor also proposes a constitutional amendment intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 6.5 percent, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5 percent to 10 percent of revenues.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

State-Local Fiscal Relations.    The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22 or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” (“Proposition 22”) in November 2010, significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.

Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended. However, the 2013-14 Budget Act suspends mandates subject to Proposition 1A of 2004 until fiscal year 2014-15.

In addition, Proposition 22 prohibits the State Legislature, among other things, from taking or reallocating money raised by local governments for local purposes, from making changes in the allocation of property taxes among local governments designed to aid State finances, from using State fuel tax revenues to pay debt service on State transportation bonds, from borrowing or changing the distribution of State fuel tax revenues, and from using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.

Proposition 30.    On November 6, 2012, voters approved The Schools and Local Public Safety Protection Act of 2012 (also known as “Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. A portion of the tax increases will be used to pay for the State’s Proposition 98 school funding obligations. See “Proposition 98 and K-14 Funding” herein.

Proposition 30 also constitutionally guarantees that 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and excludes this amount for purposes of calculating the Proposition 98 Guarantee. For further information regarding the realignment of services to local governments, see “Local Governments—Realigning Services to Local Governments” below.

The LAO has projected that Proposition 30 will result in an average annual State revenue gain of $6.0 billion per year from fiscal years 2012-13 through 2016-17, and approximately $5.4 billion in fiscal 2017-18 and $2.2 billion in fiscal year 2018-19. The Governor projects that if his policies remain in effect and revenues continue to increase as projected, $11.8 billion of approximately $24.9 billion of budgetary borrowings and deferrals incurred prior to 2011 and outstanding as of June 30, 2014 will be repaid in fiscal year 2014-15, with the remainder fully eliminated by the end of fiscal year 2017-18. There can be no assurance that that a further deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will allow the State to retire these borrowings as projected by the Governor.

The California Clean Energy Jobs Act.    On November 6, 2012, voters approved The California Clean Energy Jobs Act (“Proposition 39”), which, among other things, dedicates up to $550 million annually for five years to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to the reversal of a provision adopted in 2009 that gave corporations an option as to how to calculate their State income tax liability. However, there can be no assurance that the State will realize the expected increase in corporate tax revenue. Proposition 39 is expected to provide a $558 million increase in the Proposition 98 Guarantee for fiscal year 2013-14, of which $456 million will be used to support efficiency related activities in public schools and community colleges.

Governor’s Proposed 2014-15 State Budget

Overview.    On January 10, 2014, the Governor proposed a state budget for fiscal year 2014-15. The Governor’s proposed budget reflects continued improvement in the State’s finances (resulting in significant part from the enhanced revenues from Proposition 30) and unexpectedly high capital gains revenues in 2013. The Governor’s proposed budget assumes a modest operating surplus at the end of fiscal year 2013-14, and includes the first deposit into the BSA since 2007.

The Governor’s proposed budget includes annual funding increases for public higher education, as well as funding to continue implementation of the federal Affordable Care Act that was enacted on March 23, 2011.

General Fund Budget Summary.    A summary of the condition of the State’s General Fund, as projected in the Governor’s Proposed 2014-15 Budget, is set forth below.

Governor’s Budget

General Fund Condition

(Dollars in Millions)

			Proposed for 2014-15
	Actual 2012-13(1)	Adopted 2013-14	Proposed 2014-15	Percent Change
Prior-year General Fund balance	$(1,637)	$872	$4,212
Revenues and transfers	99,841	97,098	104,503	7.1%

Total resources available	$98,204	$97,970	$108,715
Expenditures	$(97,352)	$(96,281)	$(106,793)	9.8%

Ending General Fund balance	$852	$1,689	$1,922
Encumbrances	$(618)	$(618)	$955
Reserve(2)	$234	$1,071	$962
Budget Stabilization Account	—	—	$1,591

(1)	Reflects the administration’s projection of the balance in the SFEU
(2)	Based on November 2013 estimates from the LAO.

2013-14 Budget Act

The 2013-14 Budget Act was passed by the State Legislature and signed by Governor Brown on June 27, 2013. This was the third time since 2006 that the State began a new fiscal year with a budget in place. The 2013-14 Budget Act, contrary to recent years in which the State faced multibillion-dollar deficits, reflected an improvement in the State’s finances (resulting in significant part from the enhanced revenues from Proposition 30), and even estimated a modest operating surplus at the end of fiscal year 2012-13. The 2013-14 Budget Act is projected to leave a fiscal year-end reserve of approximately $1.1 billion, although the Governor’s 2014-15 Proposed Budget projected a fiscal year-end reserve of approximately $2.5 billion, due largely to unexpectedly high capital gains revenues.

Subsequent Events

In response to a federal court-ordered requirement to reduce the State’s prison population, the Governor signed Senate Bill 105 on September 12, 2013, which appropriates an additional $315 million from the General Fund to the Department of Corrections and Rehabilitation during fiscal year 2013-14.

Future Budgets

The State’s ability to balance its budget going forward may be affected by budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, increased debt service payments, potential adverse decisions in litigation, and deferred obligations to schools and local governments.

Pending Litigation

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of January 1, 2014, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
A1	A	A

These ratings are among the lowest of any of the 50 states. These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year– in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

None of the information on the above websites is incorporated herein by reference.

Local Governments

General.    The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 9.9 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also approximately 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools. The economic slowdown in the State in the last few fiscal years, with its corresponding reduction in State and local revenues, has put additional pressure on local government finances.

Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted during recent economic boom times. For more information regarding pension liabilities, see “State and Local Pension Liabilities” above. At the same time that local governments are facing rising labor and benefit costs, local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Further, the major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the economic recession. As a consequence, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.

Constitutional and Statutory Limitations on Local Government.    The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on Other Taxes, Fees and Charges” above.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on Other Taxes, Fees and Charges” above.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the State-local fiscal relationship.

Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22 supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget—Constraints on the Budget Process—State-Local Fiscal Relations” above.

Realigning Services to Local Governments.    The 2011-12 Budget Act contained a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, a total of $6.3 billion in fiscal year 2011-12 was, and ongoing funds for such programs thereafter will be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKS. Consequently, local governments, particularly counties, bear an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. The State expects that during fiscal year 2013-14, the State will transfer approximately $5.8 billion in sales tax revenues provided by the passage of Proposition 30 and $463 million in vehicle license fee revenue to local governments under the realignment plan.

Obligations of Other Issuers

Other Issuers of California Debt Obligations.    There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.

California Long-Term Lease Obligations.    Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

Tax Increment and the Dissolution of Redevelopment Agencies.    Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.

In late-December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that would eliminate redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.

The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. In addition the passage of “clean-up” legislation has clarified many outstanding issues relating to the implementation of the legislation, and in particular the mechanics of assuring the payment of outstanding tax allocation obligations. Consequently, tax allocation bonds and other obligations continue to be paid in accordance with their terms, although many of these bonds continue to experience financial stress due to the decline in tax increment revenues as a result of the continuing mortgage crisis. Also, many jurisdictions (largely cities) with redevelopment agencies subsidized their general fund operations through the use of tax increment revenues. Consequently the dissolution of redevelopment agencies and the reallocation of tax increment revenue to other taxing entities has resulted in additional fiscal stress for many of these local jurisdictions. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.

Other Considerations.    The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “—Other Issuers of California Debt Obligations” above.

The effect of previously described constitutional initiatives as well as other statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the Fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.

Other Factors

Earthquake Risk.    Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Health Care Reform.    The federal Affordable Care Act (the “ACA”) may result in a significant net increase in General Fund program costs in the current and subsequent fiscal years. The net impact of the ACA on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums and savings resulting from the

ACA as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange starting in 2014. The 2013-14 Budget Act appropriates $195.6 million from the General Fund for the costs of expanded eligibility and enhanced benefits under the ACA. However, actual costs could be materially higher as the ACA is implemented.

Federal Government Shutdown.    The shutdown of the federal government for 16 days in October 2013 is likely to have had a negative economic impact on the State; however, the scope is not yet known. Such an event may occur during the current fiscal year or in future fiscal years. In addition, the federal government has only extended the federal debt limit until early 2014. Congress may fail to extend the federal debt limit as necessary in the future. Such a failure may have a material impact on the State.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                                          NKX-0214

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on February 24, 2014

Please detach at perforation before mailing.

NUVEEN CALIFORNIA AMT-FREE MUNICIPAL INCOME FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 24, 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen California AMT-Free Municipal Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen California AMT-Free Municipal Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on February 24, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen California AMT-Free Municipal Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen California AMT-Free Municipal Income Fund

Shareholders Meeting to Be Held on February 24, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Class I:
01. Judith M. Stockdale
02. Carole E. Stone
03. Virginia L. Stringer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on February 24, 2014

Please detach at perforation before mailing.

NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 24, 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen California Premium Income Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen California Premium Income Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on February 24, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen California Premium Income Municipal Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen California Premium Income Municipal Fund

Shareholders Meeting to Be Held on February 24, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Class I:
01. Judith M. Stockdale
02. Carole E. Stone
03. Virginia L. Stringer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
		FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen California Premium Income Municipal (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen California AMT-Free Municipal Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 24, 2014

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen California Premium Income Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen California Premium Income Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on February 24, 2014, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen California Premium Income Municipal Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen California Premium Income Municipal Fund

Shareholders Meeting to Be Held on February 24, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Members:		FOR	WITHHOLD	FOR ALL
	Class I:	Preferred Shares Only:	ALL	ALL	EXCEPT
	01. Judith M. Stockdale	04. William C. Hunter
	02. Carole E. Stone	05. William J. Schneider
03. Virginia L. Stringer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
			FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen California Premium Income Municipal Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen California AMT-Free Municipal Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

NUVEEN CALIFORNIA AMT-FREE MUNICIPAL INCOME FUND (NKX)

AND

NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU, NCU PRC)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen California Premium Income Municipal Fund (the “Target Fund”) in connection with the proposed reorganization of the Target Fund into Nuveen California AMT-Free Municipal Income Fund (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued MuniFund Term Preferred Shares (“MTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $10 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund MTP Shares received by the Target Fund to its common shareholders and holders of MTP Shares, respectively, as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law (the “Reorganization”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated February 3, 2014 relating to the proposed Reorganization of the Target Fund into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated February 3, 2014.

i

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”), without the approval of shareholders.

The Funds have similar investment objectives, policies and risks and are managed by the same portfolio manager. The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals (the “AMT”) and California income tax. The secondary investment objective of the Acquiring Fund is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser and/or sub-adviser believe are underrated or undervalued or that represent municipal market sectors that are undervalued. The Target Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from both regular federal income taxes and California personal income taxes, consistent with the Fund’s investment policies. The secondary investment objective of the Target Fund is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt California municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. With the exception of the AMT component of the Acquiring Fund’s investment objectives and certain immaterial wording differences, the investment objectives are consistent between the Funds.

It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes. As a non-fundamental policy, the Acquiring Fund invests at least 80% of its Managed Assets in municipal securities and other related investments, the income of which also is exempt from the AMT. Because the Acquiring Fund seeks income exempt from the AMT, it does not have the flexibility to invest to any significant degree in certain types of municipal securities, such as certain private activity bonds.

As a non-fundamental policy, under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating organizations (each, an “NRSRO” or collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Fund Advisors, LLC, the investment adviser to each Fund (“Nuveen Fund Advisors” or the “Adviser”), and/or Nuveen Asset Management, LLC, the sub-adviser to each Fund (“Nuveen Asset Management” or the “Sub-Adviser”). Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. A Fund will be more dependent on the research and analysis of the Adviser and/or Sub-Adviser when investing in these securities. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the municipal securities ratings of S&P, Moody’s, and Fitch is set forth in Appendix A hereto.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for the Target Fund) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares.

Each Fund will invest in California municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, but the average effective maturity of obligations held by a Fund may be shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. As of August 31, 2013, the average effective maturities of the portfolios of the Acquiring Fund and the Target Fund were 20.44 and 18.53 years, respectively.

Each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Each Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and the rules and regulations thereunder.

Each Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and/or California income taxes and if the proportion of taxable investments exceeded 50% of a Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, see “Tax Matters—Federal Income Tax Matters.”

There is no assurance that a Fund will achieve its investment objectives.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, each Fund’s portfolio will be composed principally of the investments described below.

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and California income taxes (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal Obligations may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Each Fund may purchase Municipal Obligations in the form of bonds, notes, leases or certificates of participation—structured as callable or non-callable—with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

The municipal securities in which the Funds will invest are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or Sub-Adviser to be reliable), is exempt from regular federal and California income taxes, and, in the case of the Acquiring Fund, is also exempt from the AMT. Each Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and California income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal bond market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and the ability of their issuers to make interest and principal payments.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Each Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as each Fund is solvent and does not foresee becoming insolvent.

Municipal Leases and Certificates of Participation.    Also included within the general category of Municipal Obligations described above and in the Joint Proxy Statement/Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain

“non-appropriation” clauses that relieve the governmental issuer of any obligation to make future lease or installment purchase payments unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. In order to reduce this risk, a Fund will only purchase Municipal Lease Obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of a Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters” or “residual interest securities”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as “short-term floaters” or “tender option bonds”) and inverse floating rate securities. Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for higher yields than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” below.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for common shareholders. See the Joint Proxy Statement/Prospectus under “Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Tender Option Bonds.    A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser and/or the Sub-Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service will agree with such counsel’s opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Funds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by a Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified.

Derivatives and Hedging Strategies

The Funds may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, each Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of a Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. Each Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Funds may be greater than gains in the value of the securities in the Funds’ portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. These hedging strategies may generate taxable income.

The Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of a Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Funds may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Funds may also enter into options on the foregoing types of swap agreements (“swap options”).

Each Fund may enter into swap transactions for any purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Sub-Adviser. See “—Segregation of Assets” below.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, a Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of such Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by a Fund to the counterparty exceeds the additional amount such Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with a Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and a Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Limitations on the Use of Futures, Futures Options and Swaps.    In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser and/or the Sub-Adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, may limit the extent to which a Fund may enter into futures transactions, engage in options transactions or engage in swap transactions.

Segregation of Assets

As a closed-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, a Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that a Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor the Funds’ use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of a Fund’s portfolio investments.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, each Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, each Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax, the federal alternative minimum tax applicable to individuals and California personal income tax. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Funds may not be fully insured.

(c)        Repurchase agreements, which involve purchases of debt securities. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Funds may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Adviser and/or the Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser and/or the Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Funds and a corporation. There is no secondary market for such notes. However, they are redeemable by the Funds at any time. The Adviser and/or the Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.        Bank Notes are notes issued by local government bodies and agencies, such as those described above, to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.        Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Funds may invest in such other types of notes to the extent permitted under their investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund. A Fund may enter into contracts to purchase municipal securities on a forward basis

(i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, a Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Funds’ management, advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Joint Proxy Statement/Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Illiquid Securities.    Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegatee.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of a Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. Each Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of a Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. Although these commissions and expenses are not reflected in the Funds’ “Total Annual Expenses” in the Joint Proxy Statement/Prospectus, they will be reflected in the Funds’ total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Tax Matters—Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Funds may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Tax Matters—Federal Income Tax

Matters” for information relating to the allocation of taxable income between common shares and preferred shares. A Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. A Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of such Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:*

Acquiring Fund	Target Fund

1) Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (2) below;

Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (2) below or with respect to transactions involving futures contracts or the writing of options within the limits described in “Certain Trading Strategies of The Fund—Financial Futures and Options Transactions;”

2) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed while any such borrowings less the Fund’s liabilities (other than borrowings);

Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made;

3) Underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;

Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;

4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein;	Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

Acquiring Fund	Target Fund

6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

7) Make loans except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended; and	Make loans except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended;

8) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets;

9) —	Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

10) —	Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

11) —	Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

* The table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s initial registration statement or, where applicable, as adopted or amended with shareholder approval. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI. Additionally, the Funds have revised certain fundamental policies relating to the purchase of financial futures and options, which have the effect of permitting the Funds to engage in derivative transactions for non-hedging purposes. As a result, the section referred to in restriction (1) has been superseded. See “Portfolio Investments—Derivatives” in the Joint Proxy Statement/Prospectus and “Portfolio Composition—Derivatives and Hedging Strategies” in this SAI.

For the purpose of applying the limitation set forth in subparagraph (4) above, such policy will apply to municipal securities if the payment of principal and interest for such securities is derived solely from a specific project, and in that situation a Fund will consider such municipal securities to be in an industry associated with the project.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold, at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser and/or Sub-Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of preferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objectives in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. Each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 25% (or 100% with respect to the Target Fund) under normal circumstances.

For the fiscal years ended February 28, 2013 and February 29, 2012, the portfolio turnover rates of the Funds were as follows:

Fund	2013	2012
Acquiring Fund	20%	7%
Target Fund	10%	14%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Board Members and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (each, an “Investment Management Agreement”), is the responsibility of the Funds’ Board. (The same Board and officers oversee each Fund.) The number of Board Members is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “Independent Board Members”). None of the independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), Nuveen Asset Management or their affiliates.

The Board is divided into three classes, Class I, Class II and Class III, with the Class I Board Members serving until the 2013 annual meeting, the Class II Board Members serving until the 2014 annual meeting and the Class III Board Members serving until the 2015 annual meeting, in each case until their respective successors are elected and qualified. Currently, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II, and Robert P. Bremner, Jack B. Evans and Thomas S. Schreier, Jr. are slated in Class III. In addition, two Board Members are to be elected by holders of preferred shares annually. Currently, William C. Hunter and William J. Schneider serve as Board Members on annual terms and are elected by holders of preferred shares on an annual basis.

The officers of the Funds serve annual terms and are elected on an annual basis.

The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of January 15, 2014, Board Members of the Funds are directors or trustees, as the case may be, of 106 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 103 Nuveen-sponsored closed-end funds (together with the Nuveen Mutual Funds, the “Nuveen Funds”), except for William Adams IV and Thomas S. Schreier, Jr., who are each directors or trustees, as the case may be, of 32 Nuveen Mutual Funds and 103 Nuveen-sponsored closed-end funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board; Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	209	None

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1940	Board Member	Term: Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	209	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	209	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	209	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	209	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2013

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council , Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001);

formerly, Trustee at St. Edmund Preparatory School in New York City.

				209	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2013 Annual Shareholder Meeting Length of Service: Since 1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	209	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2013 Annual Shareholder Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	209	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	Term: Class I Board Member until 2013 Annual Shareholder Meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	209	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	209	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135	None

Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.

(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	209

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	103

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	209

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	209

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	209

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	209

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	209

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	209

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	209

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	209

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	209

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 15, 2014.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board, effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. During the fiscal year ended February 28, 2013, the Executive Committee met one time.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended February 28, 2013, the Dividend Committee met four times.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. During the fiscal year ended February 28, 2013, the Closed-End Funds Committee met four times.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are David J. Kundert, Chair, Robert P. Bremner, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix E to the Joint Proxy Statement/Prospectus. During the fiscal year ended February 28, 2013, the Audit Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, Jack B. Evans, William C. Hunter, John K. Nelson, William J. Schneider and Virginia L. Stringer. During the fiscal year ended February 28, 2013, the Compliance Committee met five times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended February 28, 2013, the Nominating and Governance Committee met six times.

During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities

Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves as the Chairman of The Board of Trustees of Marian University, and is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Mid-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms

Pursuant to the organizational documents of each Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. Under normal circumstances, holders of preferred shares (including holders of VRDP Shares), voting separately, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2013:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Target Fund	Family of Investment Companies(1)
William Adams IV(2)	None	None	over $	100,000
Robert P. Bremner	None	None	over $	100,000
Jack B. Evans	None	None	over $	100,000
William C. Hunter	None	None	over $	100,000
David J. Kundert	None	None	over $	100,000
John K. Nelson(2)	None	None		None

Name of Board Member	Acquiring Fund	Target Fund	Family of Investment Companies(1)
William J. Schneider	None	None	over $	100,000
Thomas S. Schreier, Jr.(2)	None	None	over $	100,000
Judith M. Stockdale	None	None	over $	100,000
Carole E. Stone	None	None	over $	100,000
Virginia L. Stringer	None	None	over $	100,000
Terence J. Toth	None	None	over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.
(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Fund effective September 1, 2013.

No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of December 31, 2013, the Board Members and officers of each Fund as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before December 26, 2013. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of December 26, 2013.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund—Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,311,222	10.30%	10.27%	N/A
Target Fund—Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	575,696	10.05%	10.27%	N/A
Target Fund—MTP Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	434,591	12.33%	12.33%	12.32%

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Funds. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents (number of VRDP Shares and percentage of total outstanding) is as follows:[            ]. Based on the preferred shares outstanding as of [December 26, 2013], the estimated pro forma percentage owned of all preferred shares of the combined fund would be less than [            ]% for each holder of VRDP Shares listed in the foregoing sentence.

Compensation

Effective January 1, 2013, Independent Board Members receive a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to such Board Member for the fiscal year ended February 28, 2013:

	Aggregate Compensation from the Funds(1)
	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$5,241	$4,517	$4,274	$4,737	$—	$4,943	$2,518	$4,502	$4,274	$4,684
Target Fund	422	315	290	323	—	353	315	321	290	347
Total Compensation from Nuveen Funds Paid to Board Members/ Nominees(3)	$343,204	$262,670	$240,509	$267,712	$—	$284,299	$261,411	$263,100	$248,600	$298,475

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$717	$1,050	$—	$4,228	$—	$4,397	$1,545	$—	$—	$—
Target Fund	—	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2012 for services to the Nuveen open-end and closed-end funds advised by the Adviser.
(3)	Mr. Nelson was appointed as a Board Member of each Fund effective September 1, 2013 and was not a Board Member during the last fiscal year.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, LLC, is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $214.9 billion in assets under management as of September 30, 2013.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds, Gresham and Winslow Capital.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Acquiring Fund	2013	2012	2011
Gross Advisory Fees	$4,730,022	$759,435	$767,904
Waiver	$—	$—	$(74,161)

Net Advisory Fees	$4,730,022	$759,435	$693,743

Target Fund	2013	2012	2011
Gross Advisory Fees	$816,560	$765,538	$761,520
Waiver	$—	$—	$—

Net Advisory Fees	$816,560	$765,538	$761,520

Sub-Adviser

Effective as of January 1, 2011, Nuveen Fund Advisors has selected Nuveen Asset Management to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 38.4615% of net advisory fees. The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors for the fiscal year ended February 28, 2013 were $1,819,237 for the Acquiring Fund and $314,061 for the Target Fund.

PORTFOLIO MANAGER

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Scott R. Romans, Ph.D., is the portfolio manager of each Fund.

In addition to managing the Funds, Scott R. Romans is also primarily responsible for the day-to-day portfolio management of the following accounts:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	20	$7.56 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	2	$1.46 million

*	Assets are as of September 30, 2013. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Funds’ portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the portfolio manager’s annual cash bonus is based on a Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for a Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-today management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by Mr. Romans as of October 31, 2013:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in the Target Fund
Scott R. Romans	None	None

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2014. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interest of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

	2013	2012	2011
Acquiring Fund	$—	$—	$—
Target Fund	$—	$—	$—

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting together as a single class, approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Federal Income Tax Matters

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE ACQUIRING FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Acquiring Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Acquiring Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by the Acquiring Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gain. However, if the Acquiring Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such accrued income, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of the Acquiring Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Acquiring Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Acquiring Fund’s aggregate expenses as the percentage of the Acquiring Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Acquiring Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Acquiring Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by the Acquiring Fund in excess of the amount of the Acquiring Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by the Acquiring Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Acquiring Fund’s shares will depend upon the amount of such income realized by the Acquiring Fund, but is not generally expected to be significant.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15% (or 20% for certain high income individuals). Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of the Acquiring Fund or paid in cash.

The IRS currently requires that the Acquiring Fund designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Acquiring Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Acquiring Fund dividends received by such class. Thus, the Acquiring Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Acquiring Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15% (or 20% for certain high income individuals), while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Acquiring Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund, however, attempts to limit income subject to the federal alternative minimum tax applicable to individuals. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Acquiring Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of other property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Acquiring Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Acquiring Fund.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganization, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganization, including that the Reorganization will qualify as a tax-free reorganization under the Code, assumes such treatment. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganization, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

California Tax Matters

The following is based upon the advice of Sidley Austin LLP, special tax counsel to the Acquiring Fund.

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Acquiring Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable.

The following is based on the assumptions that the Acquiring Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy the conditions that will cause distributions by the Acquiring Fund to qualify as exempt-interest dividends to shareholders for federal and California purposes.

The Acquiring Fund intends to distribute substantially all of its net income and gains to its shareholders, and therefore, it is not expected that the Acquiring Fund will be subject to California corporate franchise or corporation income tax to the extent its earnings are so distributed.

If at the close of each quarter of the Acquiring Fund’s taxable year, at least 50% of the aggregate value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax by California under California or federal law, then distributions by the Acquiring Fund that are attributable to interest on any such obligation will not be subject to the California personal income tax; provided that such distributions are properly reported by the Acquiring Fund as exempt-interest dividends in written statements furnished to the Acquiring Fund’s shareholders. All other distributions, including distributions attributable to capital gains, will be includable in gross income for purposes of the California personal income tax.

Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in the shares will not be deductible for purposes of the California personal income tax.

All distributions of the Acquiring Fund, regardless of source, to corporate shareholders that are subject to the California corporate franchise tax will be included in gross income for purposes of such tax, notwithstanding that all or a portion of such distributions may be exempt from California personal income tax. Gain on the sale, exchange, or other disposition of shares will be subject to the California personal income and corporate franchise tax. In addition, any loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of shares within thirty days before or after the acquisition of other shares may be disallowed under the “wash sale” rules.

Shares may be subject to the California estate tax if held by a California decedent at the time of death.

The foregoing is a general summary of certain provisions of applicable California tax law as presently in effect as it directly governs the taxation of California resident individual and corporate holders of shares of the Acquiring Fund. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. Shareholders should consult with their own tax advisor for more detailed information concerning California and other state and local tax matters.

Other State and Local Tax Matters

While distributions qualifying as exempt-interest dividends under federal and California law will be exempt from regular federal and California personal income taxes, they may not be exempt from other state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Acquiring Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Acquiring Fund will indicate, on a state-by-state basis, the source of this income. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters or the tax laws of their state and locality of residence.

EXPERTS

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Report for the year ended February 28, 2013 are incorporated herein. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and Target Fund. The principal business address of Ernst  & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the

Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that shareholders of each Fund, voting separately, must approve the Reorganization. If one Fund does not obtain the requisite approvals, the closing will not occur. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Acquiring Fund as of August 31, 2013. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Fund	Acquiring Fund	12 Month Period Ended
Nuveen California Premium Income Municipal Fund (“Target Fund”)	Nuveen California AMT-Free Municipal Income Fund (“Acquiring Fund”)	August 31, 2013

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Target Fund and the Acquiring Fund are registered closed-end management investment companies. The Reorganization will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that the Target Fund will make undistributed net investment income distributions of

$986,890. The table below shows the common shares that shareholders of the Target Fund would have received if the Reorganization was to have taken place on the period ended date in Note 1.

Target Fund	Shares Exchanged
Target Fund	5,944,662

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$553,645,345	August 31, 2013
Target Fund	$80,215,113	August 31, 2013
Combined Fund Pro Forma	$632,283,568	August 31, 2013

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Management fees[1]	$(59,467)	(0.01%)
Professional fees[2]	(23,146)	(0.00%)[3]
Shareholder reporting expenses[2]	(13,902)	(0.00%)[3]
Custodian fees and expenses[2]	(12,089)	(0.00%)[3]
Stock exchange listing fees[2]	(776)	(0.00%)[3]

Total Pro Forma Net Expense Adjustment	$(109,380)	(0.02%)

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganization to the combined fund’s average managed assets.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Reorganization Costs

The Reorganization costs (whether or not the Reorganization is consummated) will be allocated between the Funds. The cost of the Reorganization is estimated to be $575,000 for the Target Fund. This cost represents the estimated nonrecurring expenses of the Target Fund in carrying out its obligations under the Plan and consists of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Target Fund. The Acquiring Fund is expected to be charged approximately $15,000 of expenses in connection with the Reorganization. The Combined Fund Pro Forma financial information included in Note 2 has been adjusted for any costs related to the Reorganization to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganization had occurred as of August 31, 2013, the Acquiring Fund would have not sold any material portion (i.e., more than 5% of the Target Fund’s assets) of the securities in the Target Fund’s portfolio solely as a result of the Reorganization.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of August 31, 2013, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Target Fund
Capital loss carryforwards	$3,330,938	$1,064,822

If not applied, the capital loss carryforwards will expire as follows:

	Acquiring Fund	Target Fund
Expiration Date:
February 28, 2017	$185,948	$—
February 28, 2018	$530,894	$850,963
Not Subject to Expiration:
Short-term losses	$2,614,096	$45,776
Long-term losses	$—	$168,083

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity

A-1

has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-2

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-3

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than

A-4

the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations

A-5

or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

A-6

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

A-7

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

A-8

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2014 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$9,075	0-$18,150	10.0%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$9,075-$36,900	$18,150-$73,800	15.0%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%	8.82%
$36,900-$89,350	$73,800-$148,850	25.0%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%	10.00%
$89,350-$186,350	$148,850-$226,850	28.0%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%	10.42%
$186,350-$405,100	$226,850-$405,100	33.0%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%	11.19%
$405,100-$406,750	$405,100-$457,600	35.0%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%
Over $406,750	Over $457,600	39.6%	6.62%	7.45%	8.28%	9.11%	9.93%	10.76%	11.59%	12.42%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

B-1